UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒                             Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

HOME BANCORP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

March 26, 2021

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of Home Bancorp, Inc. The meeting will be held at the Petroleum Club of Lafayette located at 111 Heymann Boulevard, Lafayette, Louisiana, on Wednesday, May 5, 2021 at 9:00 a.m., Central Daylight Time. The matters to be considered by shareholders at the Annual Meeting are described in detail in the accompanying materials.

This year we are again using a Securities and Exchange Commission rule to furnish our proxy statement, 2020 Annual Report and proxy card over the internet to shareholders. This means that most shareholders will not receive paper copies of these documents. Instead, these shareholders will receive only a notice containing instructions on how to access the proxy materials over the internet. This rule allows us to lower the costs of delivering the annual meeting materials and reduce the environmental impact of the meeting. If you received only the notice and would like to receive a copy of the printed materials, the notice contains instructions on how you can request copies of these documents.

It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to participate in the meeting. We urge you to vote promptly. You may vote on the internet or by telephone. If you received a paper copy of our annual meeting materials, you may also vote by mail. Voting in any of these ways will not prevent you from voting at the Annual Meeting, but will ensure that your vote is counted if you are unable to attend.

As a precautionary measure related to coronavirus, or COVID-19, it is possible we may hold the Annual Meeting by means of remote communications. If we take this step, we will announce the decision to do so in advance, and details on how to participate in the meeting will be issued by press release and filed with the SEC as additional proxy material.

Your continued support of Home Bancorp, Inc. is sincerely appreciated.

Very truly yours,

/s/ John W. Bordelon
John W. Bordelon Chairman of the Board, President and Chief Executive Officer

HOME BANCORP, INC. 503 Kaliste Saloom Road Lafayette, Louisiana 70508 (337) 237-1960

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TIME	9:00 a.m., Central Daylight Time, Wednesday, May 5, 2021

PLACE	The Petroleum Club of Lafayette 111 Heymann Boulevard Lafayette, Louisiana

ITEMS OF BUSINESS	(1) To elect two directors for a three-year term expiring in 2024; to elect one director for a one-year term expiring in 2022; and until their successors are elected and qualified;
(2) To approve the Home Bancorp, Inc. 2021 Equity Incentive Plan;
(3) To ratify the appointment of Wipfli LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021; and
(4) To transact such other business, as may properly come before the meeting or at any adjournment thereof. We are not aware of any other such business.

RECORD DATE	Holders of Home Bancorp, Inc. common stock of record at the close of business on March 16, 2021 are entitled to vote at the meeting.

ANNUAL REPORT	Our 2020 Annual Report accompanies this Notice and proxy statement but is not a part of the proxy solicitation materials.

VOTING	It is important that your shares be represented and voted at the meeting. You can vote your shares over the internet or by telephone or, if you received a paper copy of our annual meeting materials, you may complete and return a proxy card by mail. Voting in any of these ways will not prevent you from attending or voting your shares at the Annual Meeting. However, we encourage you to vote via internet or telephone in order to reduce mailing and handling expenses. You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the accompanying proxy statement.

INTERNET AVAILABILITY OF PROXY MATERIALS	Our proxy materials for the Annual Meeting to be held on May 5, 2021 and our 2020 Annual Report to shareholders are available at www.envisionreports.com/HBCP and under the “Investor Relations” tab at www.home24bank.com.
We are actively monitoring the coronavirus, or COVID-19, crisis and are sensitive to the public health concerns shareholders may have and the protocols that federal, state, and local governments have imposed. It is possible that the Annual Meeting may be held by means of remote communications. If we take this step, we will announce alternative arrangements by means of a press release, which will be filed with the SEC as additional proxy material. If you are planning to attend the Annual Meeting, please check our website prior to the scheduled date for the Annual Meeting.
BY ORDER OF THE BOARD OF DIRECTORS

March 26, 2021	Daniel G. Guidry Corporate Secretary

Internet Availability of Proxy Materials

A U.S. Securities and Exchange Commission rule allows us to furnish proxy materials to shareholders over the internet.   As a result, beginning on or about March 26, 2021, we sent by mail a Notice of Internet Availability of Proxy Materials (“the Notice”), containing instructions on how to access our proxy materials, including our proxy statement and 2020 Annual Report, over the internet and how to vote.  Internet availability of our proxy materials is designed to expedite receipt by shareholders and lower the cost and environmental impact of the Annual Meeting. However, if you received such a notice and would prefer to receive paper copies of the proxy materials, please follow the instructions included in the Notice of Internet Availability of Proxy Materials or send an email to investorvote@computershare.com with “Proxy Materials Home Bancorp, Inc.” in the subject line. Include in the message your full name and address, plus the control number located on the proxy notice, and state in the email that you want a paper copy of current meeting materials.

If you have received paper copies of the proxy materials and would prefer to receive only electronic copies of such materials in the future, please contact our registrar and transfer agent, Computershare, at 1-800-368-5948, or write them at Computershare, Shareholder Services, 462 South 4th Street, Suite 1600, Louisville, KY 40202.

If you hold our stock through more than one account, you may receive multiple copies of these proxy materials and will have to follow the instructions of each in order to vote all of your shares.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR HOME BANCORP, INC.’S ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 5, 2021.

Our Proxy Statement for the 2021 Annual Meeting and our Annual Report to shareholders for the year ended 2020 are available at www.envisionreports.com/HBCP and under the “Investor Relations” tab at www.home24bank.com.

HOME BANCORP, INC.

PROXY STATEMENT

ABOUT THE ANNUAL MEETING OF SHAREHOLDERS

We are furnishing this proxy statement to holders of common stock of Home Bancorp, Inc. (the “Company”), the holding company of Home Bank, N.A. (the “Bank”). We are soliciting proxies on behalf of our Board of Directors to be used at the Annual Meeting of Shareholders to be held at the Petroleum Club of Lafayette, located at 111 Heymann Boulevard, Lafayette, Louisiana, on Wednesday, May 5, 2021 at 9:00 a.m., Central Daylight Time, and at any adjournment thereof, for the purposes set forth in the attached Notice of Annual Meeting of Shareholders. This proxy statement is first being made available or mailed to shareholders on or about March 26, 2021.

Why did I receive a one-page notice in the mail regarding the internet availability of proxy materials instead of a full set of proxy materials?

Pursuant to rules adopted by the U.S. Securities and Exchange Commission, we have elected to provide access to our proxy materials via the internet. Internet delivery of our proxy materials allows us to provide our shareholders with the information they need timely, while lowering the costs of delivery and reducing the environmental impact of our Annual Meeting. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials, which we refer to as the Notice, to our shareholders and beneficial owners as of the record date for the Annual Meeting. All shareholders will have the ability to access the proxy materials on a website referred to in the Notice or, if they prefer, request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice. In addition, shareholders may request to receive proxy materials in printed form by mail or electronically on an ongoing basis by calling Computershare at 1-800-368-5948 or sending an email to investorvote@computershare.com

How can I get electronic access to the proxy materials?

The Notice provides you with instructions regarding how to view our proxy materials for the Annual Meeting via the internet. In addition, the Notice provides how you can instruct us to send future proxy materials to you electronically by e-mail. Choosing to receive your future proxy materials by e-mail will save us the cost of printing and mailing documents to you and will reduce the impact of our annual meetings on the environment. If you choose to receive future proxy materials by e-mail, you will receive an e-mail next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by e-mail will remain in effect until you terminate it.

What is the purpose of the Annual Meeting?

At our Annual Meeting, shareholders will act upon the election of directors, approval of our 2021 Equity Incentive Plan and ratification of our independent registered public accounting firm. In addition, management will report on the performance of Home Bancorp, Inc. and respond to questions from shareholders.

Who is entitled to vote?

Only shareholders of record as of the close of business on March 16, 2021 (the “record date” for the meeting), are entitled to vote at the meeting. On the record date, we had 8,707,134 shares of common stock issued and outstanding and no other class of equity securities outstanding. For each issued and outstanding share of common stock you own on the record date, you will be entitled to one vote on each matter to be voted on at the meeting, in person or by proxy.

How do I submit my vote?

Some of the Company’s shareholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some differences between shares held of record and those owned beneficially. You may vote your shares in one of several ways, depending upon how you own your shares.

Shares registered directly in your name through our transfer agent.  If your shares are registered directly in your name, you are considered, with respect to those shares, the shareholder of record, and these proxy materials are being sent to you by the Company through its transfer agent. As the shareholder of record, you have the right to grant your voting proxy directly to the Company or to vote in person at the Annual Meeting.

If you are a shareholder of record, there are four ways that you can vote your shares. Voting by any of these methods will supersede any prior vote you made regardless of how that vote was made. PLEASE CHOOSE ONLY ONE OF THE FOLLOWING:

•	By internet. The website for voting is www.investorvote.com/HBCP. In order to vote via the internet, you need the control number on your notice or proxy card. Each stockholder has a unique control number so we can ensure all voting instructions are genuine and prevent duplicate voting. The internet voting system is available 24 hours a day, seven days a week, until 1:00 a.m. Central Time on Wednesday, May 5, 2021. Once you are logged on to the internet voting system, you can record your voting instructions. If you use the internet voting system, you do not need to return your proxy card.

•	By telephone. If you are a registered holder, you may vote via telephone by calling 1-800-652-8683. The telephone voting system is available 24 hours a day, seven days a week, until 1:00 a.m. Central Time on Wednesday, May 5, 2021. In order to vote by telephone, you need the control number on your notice or proxy card. Each shareholder has a unique control number so we can ensure all voting instructions are genuine and prevent duplicate voting. Once you are logged on the telephone voting system, a series of prompts will tell you how to record your voting instructions. If you use the telephone voting system, you do not need to return your proxy card.

•	By mail. If you received a paper copy of the proxy materials in the mail, you may vote your shares by signing and dating your proxy card and returning it in the envelope provided. If you mail your proxy card, Computershare must receive it by Tuesday, May 4, 2021.

•	In person. You may attend the Annual Meeting and provide your voting instructions to the Inspectors of Election. However, you can vote by any of the methods above prior to the meeting and still attend the Annual Meeting. In all cases, a vote at the Annual Meeting will revoke any prior votes. Please note that if your shares are held through a broker or “street name”, then you are not the shareholder of record and you must ask your broker or other nominee how you can vote at the Annual Meeting.

Shares held in “street” or “nominee” name (through a bank, broker or other nominee).  If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name,” and your broker or other nominee is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker or other nominee on how to vote.

•	You may receive the proxy card or a separate voting instruction form from your bank, broker or other nominee holding your shares. You should follow the instructions on the proxy card or voting instruction form provided by your bank, broker or other nominee in order to instruct your bank, broker or other nominee on how to vote your shares. The availability of telephone or internet voting will depend on the voting process of the bank, broker or other nominee. To vote in person at the Annual Meeting, you must obtain a proxy, executed in your favor, from the holder of record.

•	If you own shares in “street name” through a bank, broker or other nominee and do not instruct your bank, broker or nominee how to vote, your bank, broker or other nominee may not vote your shares on proposals determined to be “non-routine.” Of the proposals included in this Proxy Statement, the proposal to ratify the appointment of Wipfli LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021, is considered to be “routine.” The election of directors and the approval of the 2021 Equity Incentive Plan are considered to be "non-routine" matters. Therefore, if you do not provide your bank, broker or other nominee holding your shares in “street name” with voting instructions, those shares will count for quorum purposes, but will not be counted as shares present and entitled to vote on the election of directors and the 2021 Equity Incentive Plan. Therefore, it is important that you provide voting instructions to your bank, broker or other nominee.

Regardless of how you own your shares, if you are a shareholder of record or hold your shares in street name and obtain a legal proxy from your broker or nominee, you may vote by attending the Annual Meeting. Even if you plan to attend the Annual Meeting, we recommend that you submit your voting instructions or proxy or vote by telephone or the internet so that your vote will be counted if you later decide not to attend the meeting.

As a precautionary measure, we are monitoring the coronavirus, or COVID-19, crisis. It is possible that we may hold the Annual Meeting by means of remote communications. If we take this step, we will issue a press release, which will be filed with the SEC as additional proxy material, in advance of the Annual Meeting date with details on how to participate in the Annual Meeting. Please monitor the "Investor Relations" tab at our website, www.home24bank.com or www.investorvote.com/HBCP for updated information that may be provided regarding the Annual Meeting.

If my shares are held in "street name" by my broker, could my broker automatically vote my shares for me?

If your shares are held in "street name," your broker may not vote on the election of directors and the approval of the 2021 Equity Incentive Plan if you do not furnish instructions for such proposal. You should use the voting instruction card provided by the institution that holds your shares to instruct your broker to vote your shares or else your shares will be considered "broker non-votes."

Broker non-votes are shares held by brokers or nominees as to which voting instructions have not been received from the beneficial owners or the persons entitled to vote those shares and the broker or other nominee does not have discretionary voting power under rules applicable to broker-dealers. Under these rules, neither the proposal to elect directors nor the 2021 Equity Incentive Plan are items on which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions.

Your broker may vote in its discretion on the ratification of the appointment of our independent registered public accounting firm if you do not furnish instructions.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of votes that all shareholders are entitled to cast on a particular matter will constitute a quorum. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the meeting.

What are the Board of Directors’ recommendations?

The recommendations of the Board of Directors are set forth under the description of each proposal in this proxy statement. In summary, the Board of Directors recommends that you vote FOR the nominees for director described herein, FOR the approval of the 2021 Equity Incentive Plan and FOR ratification of Wipfli LLP as our independent registered public accounting firm for the year ending December 31, 2021.

The proxy solicited hereby, if properly signed and returned to us and not revoked prior to its use, will be voted in accordance with your instructions contained in the proxy. If a proxy is properly signed and returned, but no instructions are given, it will be voted in the manner recommended by the Board of Directors and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment of the Annual Meeting and will not be used for any other meeting.

What vote is required to approve each item?

The election of directors will be determined by a plurality of the votes cast at the Annual Meeting. The nominees for director receiving the most “for” votes will be elected. The affirmative vote of a majority of the votes cast at the Annual Meeting is required for approval of the 2021 Equity Incentive Plan and approval of the proposal to ratify the appointment of Wipfli LLP for the year ending December 31, 2021. Abstentions and broker non-votes are considered in determining the presence of a quorum, but will not affect the vote required on the proposals to be considered at the Annual Meeting.

Where can I find directions to the Annual Meeting?

Directions to the Annual Meeting are available through our Investor Relations website at http://home24bank.investorroom.com.

INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR, CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

Election of Directors (Proposal One)

Our Articles of Incorporation provide that the Board of Directors shall be divided into three classes as nearly equal in number as possible. The directors are elected by our shareholders for staggered terms and until their successors are elected and qualified. No director is related to any other director or executive officer by first cousin or closer.

At this Annual Meeting, you will be asked to elect two directors for a three-year term expiring in 2024 and one director for a one-year term expiring in 2022. Shareholders of the Company are not permitted to use cumulative voting for the election of directors. Our Board of Directors, by unanimous action of all of its independent directors, nominated Messrs. John W. Bordelon and John A. Hendry to a three-year term expiring in 2024 and Ms. Ann Forte Trappey to a one-year term expiring in 2022. All of the Company’s directors also serve as directors of Home Bank, N.A., the Company’s wholly-owned subsidiary.

Unless otherwise directed, each proxy executed and returned by a shareholder will be voted for the election of the nominees for director listed below. If any person named as a nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by our Board of Directors. At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

The following tables present information concerning the nominees for director and each director whose term continues, all of whom also serve as directors of Home Bank, N.A. Ages are reflected as of March 16, 2021. Where applicable, service as a director includes service as a director of Home Bank, N.A.

Nominees for Director for a Three-Year Term Expiring in 2024

Name	Age	Principal Occupation During the Past Five Years/ Public Directorships	Director Since
John W. Bordelon	65	Director, President and Chief Executive Officer of the Company since its organization and of Home Bank since 1993. Chairman of the Board of the Company and Home Bank since May 12, 2020.	1990

		Mr. Bordelon previously served in various management and other positions since joining Home Bank in 1981. As President and Chief Executive Officer, Mr. Bordelon brings to the Board extensive knowledge of Home Bank’s operations gained from his 40 years of banking experience. He has served on the Board of Directors for Community Foundation of Acadiana, Chairman for the Greater Lafayette Chamber of Commerce and served as a board member for Southwest Medical Center, United Way of Acadiana, Louisiana Open, Ascension Day School, Women’s and Children’s Hospital and University of Louisiana’s Athletic Foundation Advisory Committee. He is the founder of the Ragin Cajun Athletic Foundation. The Board believes Mr. Bordelon’s career service in banking and his community service make him well qualified to serve as a director.

John A. Hendry	71	Director and chairman of the compensation committee. Pediatric Dentist in Lafayette, Louisiana.	2000
		Dr. Hendry has been designated a Fellow and was awarded diplomat status while holding the title of National Spokesperson for the American Academy of Pediatric Dentistry. He was honored as distinguished alumni of LSU School of Dentistry in 2015. He served as President of the Louisiana Academy of Pediatric Dentistry and was honored as “Professional of the Year” by the Louisiana Association of Retarded Citizens. He has served on the Board of Directors of his alma mater, Spring Hill College. He has served on the board of 232-HELP, The Family Tree, The American Lung Association, The Lafayette Community Health Care Clinic and numerous other organizations. The Board believes Dr. Hendry’s business experience as a dentist and his community service make him well qualified to serve as a director.

Nominee for Director for a One-Year Term Expiring in 2022

Name	Age	Principal Occupation During the Past Five Years/ Public Directorships	Director Since

Ann Forte Trappey	62	Director since June 1, 2020. Vice President Outreach of Forte & Tablada in Baton Rouge, Louisiana.	2020
		Ms. Trappey owned and managed Forte & Tablada as their CEO/President for 30 years until August 2020. Ms. Trappey has a Bachelor of Science Degree in Civil Engineering from Louisiana State University. She has held leadership roles in several professional and community organizations, including: President of the Louisiana American Council of Engineering Companies, President of the Louisiana Engineering Foundation, Chair of the Baton Rouge Area Chamber, President of the Baton Rouge Rotary Club and member of the Board of Directors of the Public Affairs Research Council. During her career, Ms. Trappey has received multiple honors, including: LSU College of Engineering Hall of Distinction, Baton Rouge Business Report Woman of Achievement, Louisiana Engineering Society-Baton Rouge Chapter President’s Award and Girl Scouts Woman of Distinction. The Board believes Ms. Trappey’s business experience and community service make her well qualified to serve as a director.

The Board of Directors recommends that you vote FOR election of all of the nominees for director.

Members of the Board of Directors Continuing in Office

Directors Whose Term Expires in 2022

Name	Age	Principal Occupation During the Past Five Years/ Public Directorships	Director Since

Mark M. Cole	58	Director since December 6, 2017. Owner and operator of Don’s Specialty Meats and real estate investor in Lafayette, Louisiana.	2017

		Mr. Cole was a member of the Board of Directors of St. Martin Bank and Trust for four years. He serves on the board of Scott Boudin Festival, Mid-Winter Fair Rodeo and the Louisiana State Trooper Foundation. The Board believes Mr. Cole’s business experience and community involvement make him well qualified to serve as a director.

Directors Whose Term Expires in 2023

Name	Age	Principal Occupation During the Past Five Years/ Public Directorships	Director Since
Paul J. Blanchet, III	66	Director and chairman of the audit committee. Retired in August 2018 as a Partner in Broussard Poche’ LLP, a public accounting firm located in Lafayette, Louisiana.	2002

		As a certified public accountant, Mr. Blanchet brings to the Board over 40 years of experience in accounting and finance as well as in advising small to mid-sized businesses operating in south Louisiana. Mr. Blanchet remains an associate of Broussard Poche’ LLP to provide assistance to the firm as needed and continues to be involved in special projects. The Board believes Mr. Blanchet’s career practice as an accountant and his experience providing audits of other banks and businesses makes him well qualified to serve as a director and financial expert of the board.

Daniel G. Guidry	68	Director since December 6, 2017. Retired partner in the law firm of Guidry and Guidry in St. Martinville, Louisiana.	2017

		Mr. Guidry was a member of the Board of Directors of St. Martin Bank and Trust for 33 years. Mr. Guidry completed his juris doctorate at Louisiana State University in Baton Rouge. He served as the Assistant District Attorney for the 16th Judicial District. He is a member of the Board of Directors of the Louisiana Thoroughbred Breeders Association, the Louisiana State Bar Association and the St. Martin Parish Bar Association. The Board believes Mr. Guidry’s law practice, community service and business experience make him well qualified to serve as a director.
Chris P. Rader	53	Director since June 1, 2016. Chief Executive Officer of Rader Solutions, an information technology company located in Lafayette, Louisiana.	2016

		Mr. Rader has a bachelor’s degree in Computer Information Systems from Spring Hill College and an Executive MBA from Vanderbilt University. He is a 2012 graduate of Leadership Louisiana. He serves on the board of One Acadiana, Board of Directors of The Lester Group, United Way of Acadiana and Evangeline Area Scouts. He recently completed serving as Chairman of the Board for Schools of the Sacred Heart in Grand Coteau, Louisiana and served on the boards of the Lafayette Community Health Care Clinic, The Petroleum Club of Lafayette, Spring Hill College, and the Louisiana Innovation Council. The Board believes Mr. Rader’s business experience and his community service make him well qualified to serve as a director.

Board Leadership Structure and the Board’s Role in Risk Oversight

Since May 2020, John W. Bordelon has served as the Chairman of the Board and as the President and Chief Executive Officer of the Company and the Bank. The Board of Directors of the Company has determined that the appointment of Mr. Bordelon as Chairman, who has served as our President and Chief Executive Officer since 1993, promotes a unity of vision for the Company as it continues to implement its strategic goals. In addition, the President and Chief Executive Officer is the director most familiar with our business and operations and is best situated to lead discussions on important matters affecting the business of the Company. By combining the President and Chief Executive Officer and Chairman positions, the Board believes there is a firm link between management and the Board which promotes the development and implementation of our corporate strategy and goals. The Board is aware of the potential conflicts that may arise when an insider chairs the Board, but believes these will be limited by existing safeguards which include the fact that as a bank holding company, the operations of the Company are highly regulated.

Risk is inherent with every business, particularly financial institutions. We face a number of risks, including credit risk, interest rate risk, liquidity risk, price risk, operational risk, compliance risk, strategic risk and reputational risk. Management is responsible for the day-to-day management of the risks the Company faces, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board of Directors has the responsibility to ensure that the risk management processes designed and implemented by management are adequate and functioning as designed. In this regard, the Chairman of the Board meets regularly with management to discuss strategy and various risks facing the Company.

Members of executive management regularly attend meetings of the Board of Directors and address any questions or concerns raised by the Board on risk management or other matters. The Board’s risk oversight function is carried out through, among other factors, its review and approval of various policies and procedures, such as the Bank’s lending and investment policies, ratification or approval of loans exceeding certain thresholds, and regular review of risk elements.

Stock Ownership Guidelines

To further align management’s interests with those of shareholders, the Company expects directors and our President and Chief Executive Officer to establish and maintain a significant level of stock ownership. Under such guidelines, non-employee directors are expected to own our common stock with a value of $150,000 or, if shares of our common stock have a market value of $25.00 per share or less, at least 6,000 shares, and our President and Chief Executive Officer is expected to own shares with a value of not less than four times his annual salary. The Company’s non-employee directors and President and Chief Executive Officer satisfy the stock ownership guidelines. New non-employee directors and any new President and Chief Executive Officer are expected to satisfy the Company’s stock ownership guidelines within an eighteen-month period.

Compensation Policies and Practices as They Relate to Risk Management

The Compensation Committee of the Board of Directors has reviewed the Company’s policies and practices applicable to employees, including the Company’s benefit plans, arrangements and agreements, and does not believe that they are reasonably likely to have a material adverse effect on the Company. The Committee does not believe the Company’s policies and practices encourage officers or employees to take unnecessary or excessive risks or behavior focused on short-term results rather than the creation of long-term value.

Executive Officers Who Are Not Directors

Jason P. Freyou. Age 56. Mr. Freyou joined the Company and the Bank in March 2015 as Executive Vice President and Chief Operations Officer. Previously, Mr. Freyou served as Chief Investment Officer for JD Bank from July 2014 to March 2015, and as Chief Operations Officer of Teche Federal Bank from July 2008 to July 2014.

Darren E. Guidry. Age 58. Mr. Guidry has served as Executive Vice President and Chief Credit Officer for the Bank and the Company since October 2013 and, prior thereto, as Chief Lending Officer for the Bank since 1993.

David T. Kirkley. Age 39. Mr. Kirkley has served as Executive Vice President and Chief Financial Officer for the Bank and the Company since November 23, 2020 and prior thereto as Senior Vice President and Treasurer for the Bank since May 2012. Previously, he served as Funding Manager and Financial Analyst at Iberiabank from 2008 to May 2012.

In accordance with Home Bancorp’s Bylaws, our executive officers are elected annually and hold office until their respective successors have been elected and qualified or until death, resignation or removal by the Board of Directors.

Director Compensation

Directors of Home Bancorp are not compensated separately by Home Bancorp. The directors also serve as directors of Home Bank and are compensated by Home Bank for such service.

The Bank’s directors currently receive an annual retainer of $20,000 plus $750 per Board meeting attended and $500 per Committee meeting attended. The Chairman of the Board and Committee Chairs receive an additional $100 per meeting attended. Each director also received a Christmas gift of $400 in 2020.

The table below summarizes the total compensation paid to our directors for the fiscal year ended December 31, 2020, except for Mr. Bordelon whose compensation is in the Summary Compensation Table below.

Name	Fees Earned or Paid in Cash	Stock Awards(1)	Option Awards	All Other Compensation(2)	Total
Michael P. Maraist (3)	$17,138	$—	$—	$—	$17,138
Paul J. Blanchet, III	41,100	10,995	—	400	52,495
Mark M. Cole	44,000	10,995	—	400	55,395
Daniel G. Guidry	47,750	10,995	—	400	59,145
John A. Hendry	42,200	10,995	—	400	53,595
Chris P. Rader	41,800	10,995	—	400	53,195
Anne Forte Trappey(4)	27,917	—	—	400	28,317

______________________________________

(1)	Reflects the aggregate grant date fair value computed in accordance with ASC Topic 718.
(2)	Christmas gift.
(3)	As previously described, Mr. Maraist retired as of the date of the 2020 Annual Meeting.
(4)	Ms. Trappey joined the board of directors on June 1, 2020.

Committees and Meetings of the Board of Directors

During the year ended December 31, 2020, the Board of Directors of Home Bancorp met eight times. No director of Home Bancorp attended fewer than 75% of the aggregate of the total number of Board meetings held during the period for which he has served as a director and the total number of meetings held by all committees of the Board on which he served. A majority of our directors are independent directors as defined in the Nasdaq listing standards. The Board of Directors has determined that Ms. Trappey and Messrs. Blanchet, Cole, Guidry, Hendry and Rader are independent directors. Members of the Board also serve on committees of Home Bank, N.A.

Membership on Certain Board Committees. The Board of Directors of Home Bancorp has established an Audit Committee, a Compensation Committee and a Corporate Governance and Nominating Committee (“Nominating Committee”). During 2020, Mr. Cole did not serve on a Home Bancorp committee. The following table sets forth the membership of such committees as of the date of this proxy statement.

Name	Audit Committee	Compensation Committee	Nominating Committee
Paul J. Blanchet, III	**	*
Daniel G. Guidry			*
John A. Hendry	*	**	*
Chris P. Rader	*	*	**
Ann Forte Trappey	*

____________________________________

**          Chairman.

Audit Committee. The Audit Committee reviews with management and our independent registered public accounting firm Home Bancorp’s internal control over financial reporting, reviews our annual financial statements, including the Form 10-K and monitors the Company’s adherence to generally accepted accounting principles. The Audit Committee is currently comprised of four directors, all of whom are independent directors as defined in the Nasdaq’s listing standards. Mr. Blanchet, a certified public accountant and retired partner in the accounting firm of Broussard Poche’ LLP, has been designated as our Audit Committee Financial Expert by the Board of Directors. The Audit Committee of Home Bancorp met 16 times in 2020. The committee’s charter is available on our website at www.home24bank.com under the Investor Relations heading.

Compensation Committee. It is the responsibility of the Compensation Committee of Home Bancorp to set the compensation of Home Bancorp’s Chief Executive Officer and Chief Financial Officer as well as other executive officers. The Compensation Committee of Home Bancorp met two times in 2020. The Compensation Committee is currently comprised of three directors, all of whom are independent directors as defined in the Nasdaq’s listing standards. The committee’s charter is available on our website at www.home24bank.com under the Investor Relations heading.

Director Nominations

The Nominating Committee considers various criteria when selecting individuals for nomination including: ensuring that the Board of Directors, as a whole, is diverse and consists of individuals with various and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise (including expertise that could qualify a director as a “financial expert,” as that term is defined by the rules of the U.S. Securities and Exchange Commission (the “SEC”)), local or community ties, minimum individual qualifications, including strength of character, mature judgment, familiarity with our business and industry, independence of thought and an ability to work collegially. The Nominating Committee also may consider the extent to which the candidate would fill a present need on the Board of Directors, such as industry or board expertise. The Nominating Committee will also consider candidates for director suggested by our management or shareholders. Any shareholder wishing to make a nomination must follow our procedures for shareholder nominations, which are described under “Shareholder Proposals, Nominations and Communications with the Board of Directors” at page 34 below. Director nominations for the 2021 annual meeting were made by all independent directors. Each of the current members of the Nominating Committee is an independent director as defined in the Nasdaq listing standards. A copy of the Nominating Committee’s charter is available on our website at www.home24bank.com under the Investor Relations heading.

Directors’ Attendance at Annual Meetings

Although we do not have a formal policy regarding attendance by members of the Board of Directors at Annual Meetings of shareholders, we expect that our directors will attend. The majority of our directors attended our Annual Meeting of Shareholders held in May 2020.

Code of Conduct and Ethics and Insider Trading Policy

Home Bancorp maintains a comprehensive Code of Conduct and Ethics which requires that our directors, officers and employees avoid conflicts of interest; maintain the confidentiality of information relating to Home Bancorp and its customers; engage in transactions in the common stock only in compliance with applicable laws and regulations and the requirements set forth in the Code of Conduct and Ethics; and comply with other requirements which are intended to ensure that they conduct business in an honest and ethical manner and otherwise act with integrity and in the best interest of Home Bancorp. Our Code of Conduct and Ethics specifically imposes standards of conduct on our Chief Executive Officer, Chief Financial Officer and other persons with financial reporting responsibilities who are identified in regulations issued by the SEC dealing with corporate codes of conduct.

Our directors, officers and employees are required to affirm in writing that they have reviewed and understand the Code of Conduct and Ethics. A copy of our Code of Conduct and Ethics is available on our website at www.home24bank.com under the Investor Relations heading. In accordance with the listing requirements of the Nasdaq Stock Market, we will disclose on a Form 8-K filed with the SEC, any waivers to this Code of Conduct and Ethics with respect to any of our directors or executive officers.

The Company also has adopted a Statement of Policy and Procedures Governing Trading in Shares of Home Bancorp, Inc. (the “Insider Trading Policy”), which is applicable to the Company’s directors, senior officers and individuals residing in their households. The Insider Trading Policy provides guidelines and procedures with respect to the use of material non-public information and prohibits engaging in transactions in the Company’s Common Stock in violation of applicable law and regulations of the SEC. The Insider Trading Policy also directs that our directors and senior officers may not enter into hedging transactions with respect to Company Common Stock unless any such transactions have been pre-cleared by the Company’s Board of Directors upon review of a written request by the director or senior officer which provides the rationale for such transaction.

MANAGEMENT COMPENSATION

Compensation Discussion and Analysis

Compensation Philosophy and Objectives. Our Compensation Committee has the responsibility for establishing and reviewing our compensation philosophy and objectives. In this role, the Compensation Committee has sought to design a compensation plan that is structured to attract and retain qualified and experienced officers and, at the same time, is reasonable and competitive. Our compensation plan contains various elements including cash compensation, salary and bonuses, stock-based benefit plans and retirement benefits. The cash salary portion of the compensation package is in place to attract and remain competitive in rewarding the daily contributions of the executive. The annual incentive bonus is utilized to reward those contributions to the yearly success of the Company. The stock based benefits are in place to reward the long term improvement in shareholder value created by the efforts of the executive and to retain such executive with the delayed payout of such benefits. The retirement benefits are in place to remain competitive in attracting and retaining strong leaders of the Company. The Compensation Committee reviews the overall compensation of each named executive officer to determine the appropriateness of the level of overall compensation as well as the amount for each element of that compensation based upon the performance of the individual employee and the performance of the Company. It is the intent of the Compensation Committee to target approximately 25% of the overall compensation in long term stock benefits of the executives to ensure the continuous viability of the Company and the improvement of shareholder value.

Role of Executive Officers and Management. The President and Chief Executive Officer provides recommendations to the Compensation Committee on matters of compensation philosophy, plan design and the general guidelines for employee compensation. These recommendations are then considered by the Compensation Committee. The President and Chief Executive Officer generally attends Compensation Committee meetings, but is not present for any discussion of his own compensation.

Elements of Executive Compensation. When setting the compensation of our executive officers, the Compensation Committee generally targets compensation to mirror short and long term performance of the Company. The compensation we provide to our executive officers and other employees primarily consists of the following:

•	annual base salary;

•	annual incentive bonuses which are discretionary and determined based upon reaching desired goals;

•	stock-based benefit plans, consisting of our ESOP, stock options, restricted stock and restricted stock units;

•	retirement benefits; and

•	perquisites and other personal benefits.

Base Salary. We provide named executive officers and other employees with a base salary to compensate them competitively for services rendered during the year. Base salary ranges for named executive officers are determined for each employee based on his or her position and responsibility, performance and compensation levels paid by peers to executives in similar positions. The Compensation Committee targets base salaries at the market mid-point (50th percentile) and structures pay-for-performance incentives to the 50th percentile of market for total direct compensation. When performance goals are met and exceeded, the upper quartile of market (75th percentile) would be appropriate under our compensation policies and practices. Salary increases normally take effect in April of each year.

During its review of base salaries for executives, the Compensation Committee primarily considers:

•	the financial condition and results of operations of the Company;

•	individual performance of the executive;

•	review of the executive’s compensation, both individually and relative to other officers;

•	peer and market data; and

•	qualifications and experience of the officer.

Base salaries are reviewed annually and adjusted from time to time to align salaries with market levels after taking into account individual responsibilities, performance, experience and overall compensation. In 2020, the Compensation Committee did not increase the base salary of Messrs. Bordelon, Freyou, Guidry and Zanco. Mr. Kirkley's salary increased on November 23, 2020 by 52.2% when promoted to Chief Financial Officer.

Incentive Bonuses. In addition to base salary, we have established incentive plans for many executives of the Company. The amount of these cash bonuses typically has a stated target based upon reaching desired goals and a predetermined range above and below the target for fluctuations in employee and Company performance. The Compensation Committee has determined that such bonuses provide incentive for short term goals and are appropriate in light of bonuses paid to officers with the same position at comparable institutions, as reported in publicly available proxy statements. The Compensation Committee has developed specific individual or Company performance targets as a measure to determine bonus amounts for each participant. All cash bonuses of the executive officers and all bonus plan designs are evaluated and approved by the Compensation Committee and are ratified by the Board of Directors. In its evaluation, the Compensation Committee seeks to ensure that bonus plans align with the Company’s goals, and risks associated with the plans are effectively mitigated. The compensation plan is designed to compensate the executive via incentive compensation for attaining pre-determined strategic goals of the Compensation Committee during a given year. These goals include, but are not limited to, return on average assets, return on equity, efficiency ratio, earnings per share growth, loan growth, core deposit growth, and other strategic objectives. Attainment of these goals provides the Company with the framework to become a high performing company. For 2020, the bonuses to Messrs. Bordelon, Freyou, Guidry and Kirkley were $225,000, $78,133, $66,480 and $40,000, respectively, and were determined based upon consideration of the matrix shown below.

Name	Components	2020 YTD Adjusted(1)	Weight	Threshold	Target	Maximum
John W. Bordelon	Return on average assets	1.31%	60%	1.04	1.22%	1.40%
	Efficiency ratio	62.15%	10%	66.78%	63.60%	60.42%
	Earnings per share	$3.49	10%	$2.61	$3.07	$3.53
	Strategic objectives-overall	10	20%	—	5	10
	Bonus as a percentage of base salary			—	30%	60%

Jason P. Freyou	Return on average assets	1.31%	50%	1.04%	1.22%	1.40%
	Efficiency ratio	62.15%	15%	66.78%	63.60%	60.42%
	Operations Management	2.70	15%	2.00	2.40	2.75
	Operations Strategic Objectives	10	20%	—	5	10
	Bonus as a percentage of base salary			—	25%	40%

Darren E. Guidry	Return on average assets	1.31%	50%	1.04%	1.22%	1.40%
	Efficiency ratio	62.15%	15%	66.78%	63.60%	60.42%
	Special assets management	10	20%	—	5	10
	Strategic objectives-overall	10	15%	—	5	10
	Bonus as a percentage of base salary			—	25%	40%

David T. Kirkley	Return on average assets	1.31%	50%	1.04%	1.22%	1.40%
	Efficiency ratio	62.15%	15%	66.78%	63.60%	60.42%
	Earnings per share	$3.49	15%	$2.61	$3.07	$3.53
	Strategic Objectives-overall	2	20%	—	5	10
	Bonus as a percentage of base salary			—	25%	40%

________________________________________

(1)	2020 YTD adjusted return on average assets, efficiency ratio and earnings per share excludes non-core items, net of taxes, which include $5.9 million PPP income, $12.5 million of COVID-19 related allowance for credit losses.

Bonus payments are also subject to the satisfaction of the Company’s Board, the Office of the Comptroller of the Currency’s Safety and Soundness Examination, Compliance Examination and a satisfactory external audit as well as consideration of subjective individual performance evaluations.

Equity Compensation. The 2014 Equity Incentive Plan (the "2014 Plan") is designed to maintain a portion of the compensation paid to executives of the Company in long-term compensation as a means of rewarding strong performance over numerous years for retention of the named executives and to act as a retention incentive. Our named executive officers received awards from the Compensation Committee under the 2014 Plan in March 2020, which are vesting at a rate of 20% per year over five years. The Compensation Committee believes that the five year vesting of stock options and restricted stock units will focus senior management on long term performance and stock appreciation. All grants of options were made with exercise prices equal to the market value of our common stock on the date of grant. Through our employee stock ownership plan, as well as our 401(k) plan, we provide all of our employees, including our named executive officers, with tax-qualified retirement benefits. The employee stock ownership plan is allocated as a percentage of each employee’s salary to total salaries of the Company. The Company makes a matching 401(k) contribution of 100% of the employee’s contribution up to 2%, plus 50% of the employee’s contributions over 2% but not over 6% of the employee’s pay.

Other Elements of Executive Compensation. In addition to direct cash compensation and awards under our equity compensations plans, we provide our named executive officers with certain compensation and benefits as described below.

•	Employment Agreements. Home Bank has entered into employment agreements with all of our named executive officers with the exception of David T. Kirkley. In addition, Home Bancorp entered into an employment agreement with Mr. Bordelon in June 2009. For additional information, see “Employment Agreements.”

•	Retirement and Other Benefits. We also provide all of our employees, including our named executive officers, with tax-qualified retirement benefits through the Home Bank Profit Sharing 401(k) Plan (the “401(k) Plan”). All employees who meet the age and service requirements participate in the 401(k) Plan on a non-discriminatory basis. We provide a 401(k) match to employee contributions, up to specified amounts.

•	The Company has an employee stock ownership plan (“ESOP”), a tax-qualified plan which purchased 8.0% of the stock in the Company's initial public stock offering. This plan provides all of our employees who meet the age and service requirements with a stake in the performance of our common stock. The plan will distribute the stock over a twenty year period from inception in October 2008.

•	We also offer various fringe benefits to all of our employees, including our named executive officers, including group policies for medical insurance, life insurance and long term disability. We provide individual and family coverage to employees, with the employee being responsible for a fixed premium, under our self-funded plan. We also provide all of our employees with life and long term disability insurance at no cost to the employee. The President and Chief Executive Officer was provided an automobile and was charged for personal mileage on his Form W-2. We pay club dues for the Chief Executive Officer, Chief Operations Officer and Chief Credit Officer. The Chief Executive Officer has three club memberships for meetings with customers. The Chief Credit Officer and Chief Operations Officer have one club membership each for meetings with customers. The Compensation Committee believes such benefits are appropriate and assist such officers in fulfilling their employment obligations.

Clawback Policy

The Company’s Board of Directors has instituted a “clawback” policy with respect to incentive compensation. The clawback policy mitigates the risks associated with the Company’s compensation policies, because certain executive employees will be required to repay compensation in the circumstances identified in the policy. The clawback policy provides that our Board of Directors will seek recoupment of incentive based compensation paid or granted to our named executive officers in the event of a material restatement of the Company’s financial statements due to material non-compliance with any financial reporting requirement under Federal securities laws. If the Company is required to make an accounting restatement, the policy requires the Board to seek to recover amounts of incentive compensation erroneously paid (that is, the excess of what amounts would have been paid to the executive under the restated financial statements) to the named executive officers during the three years preceding such restatement. The Board of Directors will reevaluate and, if necessary, revise the Company’s clawback policy to comply with the Dodd-Frank Wall Street Reform and Consumer Protection Act once the rules implementing the clawback requirements have been finalized by the SEC.

Additional Components of Executive Compensation.

In August 2007, we entered into a salary continuation agreement with our President and Chief Executive Officer. The salary continuation agreement, which was amended and restated in May 2019, will provide supplemental retirement benefits up to $214,000 per year for 10 years upon his retirement, death, disability or termination in connection with or following a change in control. The salary continuation agreement was deemed appropriate by the Compensation Committee in light of Mr. Bordelon’s performance as President and Chief Executive Officer and as an incentive to retain his services until retirement. In May 2019, we entered into an additional salary continuation agreement with our President and Chief Executive Officer which will provide an annual supplemental retirement benefit in the amount of $26,000 per year for 10 years upon his retirement at or after age 65, death or disability, with a lump sum payable if his employment is terminated in connection with or following a change in control. In May 2019, we also amended and restated the salary continuation agreement previously entered into with our Chief Credit Officer in 2007 and entered into a salary continuation agreement with our Chief Operations Officer and Chief Financial Officer, which will provide supplemental retirement benefits equal to $75,000 per year for 10 years upon retirement at age 65. The 2019 salary continuation agreements entered into with Messrs. Bordelon, Freyou, Guidry (as an amendment and restatement of his prior plan) and Zanco were deemed appropriate as an incentive to maintain each executive's continued services until retirement. These salary continuation agreements are described in more detail on pages 20 and 21 under “Salary Continuation Agreements” below. The Compensation Committee may consider additional plans of this type for other executive officers of the Company.

Summary Compensation Table

The table below summarizes the total compensation paid or earned by our Chief Executive Officer, Chief Financial Officer, and other executive officers (who we refer to as the “named executive officers”) for the fiscal years ended December 31, 2020, 2019 and 2018. All cash compensation has been paid by Home Bank. The Company has not paid separate cash compensation to our executive officers.

Name and Principal Position	Year	Salary	Stock Awards(1)	Option Awards(1)	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings(2)	All Other Compensation(3)	Total
John W. Bordelon	2020	$400,500	$31,336	$3,377	$225,000	$169,102	$61,101	$890,416
President and Chief	2019	391,154	51,086	7,773	156,000	192,007	95,630	893,650
Executive Officer	2018	357,500	56,400	10,427	180,239	110,091	87,620	802,277

Jason P. Freyou	2020	223,253	20,671	2,814	78,133	48,174	16,430	389,475
Executive Vice President	2019	219,437	33,161	6,477	68,000	31,064	29,262	387,401
and Chief Operations Officer	2018	203,792	37,224	8,342	83,896	—	25,899	359,153

Darren E. Guidry	2020	189,960	18,692	2,814	66,480	31,533	16,433	325,912
Executive Vice President	2019	187,736	30,473	6,477	58,500	30,893	43,820	357,899
and Chief Credit Officer	2018	177,871	35,194	8,342	70,220	19,563	41,468	352,658

David T. Kirkley(4)	2020	119,615	5,498	1,407	40,000	—	3,712	170,232
Executive Vice President
and Chief Financial Officer

Joseph B. Zanco(5)	2020	142,776	20,671	2,814	—	6,540	13,012	185,813
Executive Vice President	2019	221,561	33,161	6,477	71,500	18,885	41,804	393,388
and Chief Financial Officer	2018	207,666	37,224	8,342	83,861	—	35,382	372,475

________________________________

(1)	Reflects the aggregate grant date fair value computed in accordance with ASC Topic 718. For a description of the assumptions used for purposes of determining grant date fair value, see Note 17 to the consolidated financial statements included in our Annual Report to shareholders for the year ended December 31, 2020.
(2)	Reflects the increase in the actuarial present values of the salary continuation plans for Messrs. Bordelon, Freyou, Guidry and Zanco.
(3)	For 2020, includes employer contributions under the Home Bank 401(k) Profit Sharing Plan in the amount of $11,496, $11,493, $10,970, $1,845 and $8,735 for Messrs. Bordelon, Freyou, Guidry, Kirkley and Zanco, respectively, contributions to the Company’s ESOP in the amount of $31,553, $13,223, $27,109 and 26,626 to the accounts of Messrs. Bordelon, Freyou, Guidry and Kirkley, respectively, as well as payments for life insurance premiums; includes automobile expense for Messrs. Bordelon; also includes for Messrs. Bordelon, Freyou and Guidry, club dues and for

Mr. Bordelon, director’s fees of $29,000, director’s Christmas gift of $400 and the payment of premiums for long-term disability insurance.
(4)	Mr. Kirkley's was promoted to Chief Financial Officer from Treasurer on November 23, 2020.
(5)	Mr. Zanco resigned on August 7, 2020 ($4,597 included for personal time accrual payout). Mr. Zanco was paid $35,828 on March 1, 2021 related to his employment contract.

Grants of Plan-Based Awards

The following table provides information with respect to awards granted to the named executive officers during 2020.

					All Other Stock Awards: Number of Shares of Stock or Units(2)	All Other Option Awards: Number of Securities Underlying Options(3)	Exercise or Base Price of Option Awards ($/Sh)(4)	Grant Date Fair Value of Stock and Option Awards(5)
		Estimated Future Payouts Under Non- Equity Incentive Plan Awards(1)
Name	Grant Date	Threshold	Target	Maximum
John W. Bordelon	—	$—	$120,150	$240,300	—	—	—	—
	3/12/2020				1,425	—	N/A	$31,336
	3/12/2020				—	1,200	$21.99	3,377

Jason P. Freyou	—	$—	$55,809	$88,294	—	—	—	—
	3/12/2020				940	—	N/A	$20,671
	3/12/2020				—	1,000	$21.99	2,814

Darren E. Guidry	—	$—	$47,501	$76,002	—	—	—	—
	3/12/2020				850	—	N/A	$18,692
	3/12/2020				—	1,000	$21.99	2,814

David T. Kirkley(6)	—	—	$43,750	$70,000	—	—	—	—
	3/12/2020				250	—	N/A	$5,498
	3/12/2020				—	500	$21.99	1,407

Joseph B. Zanco (7)	—	$—	$—	$—	—	—	—	—
	3/12/2020				940	—	N/A	$20,671
	3/12/2020				—	1,000	$21.99	2,814

__________________________________

(1)	Reflects estimated threshold, target and maximum amounts of incentive bonus plan payments for each named executive officer. Actual amounts received are reflected in the Summary Compensation Table on the prior page.
(2)	Reflects shares of restricted stock granted pursuant to the Company's equity plans which become vested at the rate of 20% per year commencing on the anniversary of the grant date.
(3)	Reflects stock options granted pursuant to the Company's equity plans which become vested at the rate of 20% per year commencing on the anniversary of the grant date.
(4)	Based on the fair market value of a share of Company common stock on the date of grant.
(5)	The fair value of the restricted stock and stock options granted is computed in accordance with FASB ASC Topic 718. For a description of the assumptions used for purposes of determining grant date fair value, see Note 17 to the consolidated financial statements included in our Annual Report to shareholders for the year ended December 31, 2020.
(6)	Mr. Kirkley was promoted to Chief Financial Officer on November 23, 2020.
(7)	Mr. Zanco resigned on August 7, 2020 and his 2020 grants were forfeited.

Outstanding Equity Awards at Fiscal Year-End. The table below sets forth outstanding equity awards at December 31, 2020 to our named executive officers under our 2009 Recognition and Retention Plan, 2009 Stock Option Plan and 2014 Equity Incentive Plan (collectively “Equity Plans”). As of December 31, 2020, Mr. Zanco had no outstanding equity awards.

	Option Awards					Stock Awards
		Number of Securities Underlying Unexercised Options(1)			Option Expiration Date	Grant Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested(2)
Name	Grant Date	Unexercisable	Exercisable	Exercise Price
John W. Bordelon	5/12/2015	—	2,000	22.25	5/12/2025	5/12/2015	—	—
	5/23/2016	280	1,120	28.00	5/23/2026	5/23/2016	600	16,794
	5/12/2017	360	540	35.26	5/12/2027	5/12/2017	600	16,794
	5/23/2018	600	400	45.12	5/23/2028	5/23/2018	750	20,993
	5/23/2019	960	240	35.85	5/23/2029	5/23/2019	1,140	31,909
	3/12/2020	1,200	—	21.99	3/12/2030	3/12/2020	1,425	39,886

Jason P. Freyou	3/12/2015	—	800	21.16	3/12/2025	3/12/2015	—	—
	5/23/2016	420	1,680	28.00	5/23/2026	5/23/2016	240	6,718
	5/12/2017	530	795	35.26	5/12/2027	5/12/2017	280	7,837
	5/23/2018	480	320	45.12	5/23/2028	5/23/2018	495	13,855
	5/23/2019	800	200	35.85	5/23/2029	5/23/2019	740	20,713
	3/12/2020	1,000	—	21.99	3/12/2030	3/12/2020	940	26,311

Darren E. Guidry	5/12/2015	—	1,400	22.25	5/12/2025	5/12/2015	—	—
	5/23/2016	320	1,280	28.00	5/23/2026	5/23/2016	220	6,158
	5/12/2017	400	600	35.26	5/12/2027	5/12/2017	280	7,837
	5/23/2018	480	320	45.12	5/23/2028	5/23/2018	468	13,099
	5/23/2019	800	200	35.85	5/23/2029	5/23/2019	680	19,033
	3/12/2020	1,000	—	21.99	3/12/2030	3/12/2020	850	23,792

David T. Kirkley	6/12/2012	—	4,000	16.54	6/12/2022	5/12/2015	—	—
	5/12/2015	—	650	22.25	5/12/2025	5/12/2015	—	—
	5/23/2016	130	520	28.00	5/23/2026	5/23/2016	60	1,679
	5/12/2017	160	240	35.26	5/12/2027	5/12/2017	80	2,239
	5/23/2018	300	200	45.12	5/23/2028	5/23/2018	120	3,359
	5/23/2019	400	100	35.85	5/23/2029	5/23/2019	240	6,718
	3/12/2020	500	—	21.99	3/12/2030	3/12/2020	250	6,998

___________________________________

(1)	Options vest at a rate of 20% per year commencing on the first anniversary of the date of grant.
(2)	Market value is calculated based on the closing price of $27.99 on December 31, 2020.

Option Exercises and Stock Vested. The following table reflects the amount realized by each named executive officer as a result of the exercise of stock options and vesting of stock awards in 2020.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting
John W. Bordelon	—	$—	2,095	$43,995	(1)
Jason P. Freyou	—	—	890	18,848	(2)
Darren E. Guidry	—	—	906	19,026	(1)
David T. Kirkley (3)	—	—	200	4,200	(1)
Joseph B. Zanco (4)	—	—	1,050	22,050	(1)

__________________________________________

(1)	Market value is calculated based on the closing price of $21.00 on May 12, 2020.
(2)	Market value is calculated on 730 shares at the closing price of $21.00 on May 12, 2020 and 160 shares at the closing price of $21.99 on March 12, 2020.
(3)	Mr. Kirkley was promoted to Chief Financial Officer on November 23, 2020.
(4)	Mr. Zanco resigned on August 7, 2020.

Benefit Plans

Salary Continuation Agreements. Effective August 1, 2007, the Bank entered into a salary continuation agreement with its President and Chief Executive Officer, John W. Bordelon. The agreement, which was amended and restated as of May 20, 2019, provides that Mr. Bordelon will receive an annual retirement benefit for a period of 10 years, with the annual benefit equal to $214,000 if he retires after age 65. The retirement benefits vested over a period of 10 years. Mr. Bordelon is currently fully vested in a normal retirement benefit of $214,000 per year as of December 31, 2020. If Mr. Bordelon dies while still employed, the Bank will pay Mr. Bordelon’s beneficiary the same benefits entitled to prior to death. If Mr. Bordelon has a separation from service within 24 months following a change in control, the Bank will pay the annual benefit in twelve equal monthly installments for ten years.

Effective May 20, 2019, the Bank entered into an additional salary continuation agreement with its President and Chief Executive Officer, John W. Bordelon. The additional agreement provides that Mr. Bordelon will receive an annual retirement benefit for a period of 10 years, with the annual benefit equal to $26,000 upon his earliest retirement age of 65. If Mr. Bordelon has a separation from service following a change in control but prior to reaching normal retirement age, the Bank will distribute an amount equal to the accrual balance required as of the normal retirement age in a lump sum on the first day of the month following his separation from service.

A nonqualified salary continuation agreement was also entered into with Darren E. Guidry, effective August 1, 2007. Mr. Guidry’s agreement, as amended and restated on May 20, 2019, provides for a retirement benefit of $75,000 per year if he remains employed until age 65, payable in equal monthly installments for a period of ten years. His retirement benefits vested over a period of 12 years, and became fully vested on August 1, 2019. In the event of early retirement, the Bank will pay Mr. Guidry his vested benefits in 120 equal monthly installments upon his attaining age 65. If Mr. Guidry dies while still employed prior to a separation from service or normal retirement age, then no benefits will be paid under the agreement. If Mr. Guidry has a separation from service within 24 months following a change in control but prior to reaching age 65, the Bank shall pay him the vested portion of his annual benefit in a lump sum on the first day of the month following the separation from service.

Similar nonqualified salary continuation agreements were entered into with Messrs. Jason P. Freyou and Joseph B. Zanco, effective May 20, 2019. Mr. Freyou's agreement provides for a retirement benefit of $75,000 per year if he remains employed until age 65, payable in equal monthly installments for a period of ten years. Mr. Zanco's agreement terminated with his resignation in August 2020. His early retirement benefit at the time of his resignation was his accrual balance as of the end of the plan year since he was fully vested. Retirement benefits under these agreements vest at the rate of 20% per year, commencing on the sixth anniversary of the date of hire. As of December 31, 2020, Mr. Freyou was 0% vested. In the event of early retirement, the Bank will pay Mr. Freyou's vested benefits in 120 equal monthly installments upon attaining age 65. If Mr. Freyou dies while still employed prior to a separation from service or normal retirement age, then no benefits will be paid under the agreement. If Mr. Freyou has a separation from service within 24 months following a change in control but prior to reaching age 65, the Bank shall pay an amount equal to the greater of the accrual balance as of the end of the plan year immediately preceding the executive's separation from service or two hundred thousand dollars

($200,000) in a lump sum on the first day of the month following the executive's separation from service. In each case, benefits for each of the above executives are subject to a six-month delay to the extent required by the Internal Revenue Code.

The table below shows the present value of accumulated benefits payable to Messrs. Bordelon, Freyou, Guidry and Zanco under the salary continuation agreements. The salary continuation agreements do not include any provision regarding years of credited service. Mr. Zanco, whose employment was voluntarily terminated in August 2020, received $35,828 under his salary continuation plan.

Name	Plan Name	Number of Years Credited Service	Present Value of Accumulated Benefit (1) (2)	Payments During Last Fiscal Year
John W. Bordelon (3)	Salary Continuation Plan	n/a	$1,614,341	$—
John W. Bordelon (4)	Salary Continuation Plan	n/a	214,715	—
Jason P. Freyou	Salary Continuation Plan	n/a	79,238	—
Darren E. Guidry	Salary Continuation Plan	n/a	290,321	—
Joseph B. Zanco (5)	Salary Continuation Plan	n/a	35,828	—

__________________________________________

(1)	Reflects the actuarial present value as of December 31, 2020, assuming normal retirement age (62 for Mr. Bordelon and 65 for Mr. Guidry). A discount rate of 6% was assumed in calculating the present value.
(2)	Reflects the actuarial present value as of December 31, 2020, assuming normal retirement age (65 for Messrs. Bordelon, Freyou and Zanco). A discount rate of 4% was assumed in calculating the present value.
(3)	Payments pursuant to Mr. Bordelon's salary continuation plan dated August 1, 2017, as amended.
(4)	Payments pursuant to Mr. Bordelon's salary continuation plan dated May 20, 2019.
(5)	Mr. Zanco benefit was paid out on March 1, 2021 in accordance with his salary continuation plan.

Employment Agreements

In May 2019, the Company amended and restated its existing employment agreement with John W. Bordelon, and the Bank amended and restated its existing employment agreements with Mr. Bordelon and Jason P. Freyou, Darren E. Guidry, and Joseph B. Zanco. In February 2020, the Company extended the terms of all of the agreements for one year. The employment agreements with Mr. Bordelon, as amended, have a term expiring on May 20, 2023, and the terms of the employment agreements with the other executive officers, as amended, have a term expiring on May 20, 2022. At least annually, the Board of Directors of the Company and Home Bank will consider whether to renew and extend the term of the agreements. Any such renewals or extensions of the agreements will be reflected in an amendment or supplement to such agreement. The employment agreements between the Bank and the named executive officers are terminable with or without cause by the Bank. The employment agreements provide that in the event of a termination of employment by the Bank other than due to cause, disability, death, retirement or in connection with a change in control of the Company or the Bank or in the event of a voluntary termination by the officer for “good reason” (which includes a change in the officer’s position, salary or duties without his consent), each officer would be entitled to (1) an amount of cash severance which is equal to one times (three times in the case of Mr. Bordelon) the amount of his base salary as of the date of termination and (2) continued participation in certain employee benefit plans of Home Bank, including medical and dental plans, until the earlier of 12 months (36 months in the case of Mr. Bordelon) or the date the executive receives substantially similar benefits from full-time employment with another employer. In the event of termination of employment concurrently with or following a change in control of the Company or the Bank, including a voluntary termination by the officer for good reason, as defined, each officer would be entitled to (1) an amount of cash severance which is equal to two times (three times in the case of Mr. Bordelon) the sum of his base salary as of the date of termination plus his prior year’s bonus and (2) continued participation in certain employee benefit plans, including medical and dental plans, until the earlier of 24 months (36 months in the case of Mr. Bordelon) or the date the officer receives substantially similar benefits from another employer upon his full-time employment. In the event an officer’s employment is terminated due to cause, death, disability or retirement, he will have no rights under the employment agreements to any compensation or benefits following the date of termination. In the event any of the payments to be made under the employment agreements or otherwise upon termination of employment are deemed to constitute “parachute payments” within the meaning of Section 280G of the Internal Revenue Code (the “Code”), each executive’s employment agreement provides that either (1) the executive will receive the full compensation and benefits provided for under the agreement and have the responsibility for any excise tax, or (2) such payments will be reduced by the minimum amount necessary so that none of such payments will be considered “parachute payments” under Section 280G of the Code, whichever will put the executive in the best after-tax position with the most compensation and income.

Potential Payments upon Termination of Employment or a Change in Control

The following table describes the potential payments to John W. Bordelon, President and Chief Executive Officer, upon an assumed termination of employment or a change in control as of December 31, 2020.

Payments and Benefits	Voluntary Termination	Termination for Cause	Involuntary Termination Without Cause or Termination by the Executive for Good Reason Absent a Change in Control	Change in Control With Termination of Employment	Death or Disability (l)	Retirement
Severance payments and benefits: (a)
Cash severance (b)	$—	$—	$1,201,500	$1,669,500	$—	$—
ESOP allocations (c)	—	—	—	147,279	—	—
Medical benefits (d)	—	—	22,672	22,672	—	—
Other welfare benefits (e)	—	—	12,785	12,785	—	—
Additional salary continuation agreement benefits (f)	—	—	—	—	—	—
§280G tax cutback (g)	—	—	—	—	—	—
Equity awards: (h)
Unvested stock options (i)	—	—	—	7,200	7,200	—
Unvested restricted stock awards (j)	—	—	—	126,375	126,375	—

Total payments and benefits (k)	$—	$—	$1,236,957	$1,985,811	$133,575	$—

The following table describes the potential payments to Jason P. Freyou, Executive Vice President and Chief Operations Officer, upon an assumed termination of employment or a change in control as of December 31, 2020.

Payments and Benefits	Voluntary Termination	Termination for Cause	Involuntary Termination Without Cause or Termination by the Executive for Good Reason Absent a Change in Control	Change in Control With Termination of Employment	Death or Disability (l)	Retirement
Severance payments and benefits: (a)
Cash severance (b)	$—	$—	$223,236	$582,472	$—	$—
ESOP allocations (c)	—	—	—	24,818	—	—
Medical benefits (d)	—	—	5,336	11,206	—	—
Other welfare benefits (e)	—	—	1,769	3,714	—	—
Additional salary continuation agreement benefits (f)	—	—	—	200,000	—	—
§280G tax cutback (g)	—	—	—	—	—	—
Equity awards: (h)
Unvested stock options (i)	—	—	—	6,000	6,000	—
Unvested restricted stock awards (j)	—	—	—	75,433	73,433	—

Total payments and benefits (k)	$—	$—	$230,341	$903,643	$79,433	$—

The following table describes the potential payments to Darren E. Guidry, Executive Vice President and Chief Credit Officer, upon an assumed termination of employment or a change in control as of December 31, 2020.

Payments and Benefits	Voluntary Termination	Termination for Cause	Involuntary Termination Without Cause or Termination by the Executive for Good Reason Absent a Change in Control	Change in Control With Termination of Employment	Death or Disability (l)	Retirement
Severance payments and benefits: (a)
Cash severance (b)	$—	$—	$190,005	$497,010	$—	$—
ESOP allocations (c)	—	—	—	117,274	—	—
Medical benefits (d)	—	—	5,336	11,206	—	—
Other welfare benefits (e)	—	—	1,320	2,772	—	—
Additional salary continuation agreement benefits (f)	—	—	—	—	—	—
§280G tax cutback (g)	—	—	—	—	—	—
Equity awards: (h)
Unvested stock options (i)	—	—	—	6,000	6,000	—
Unvested restricted stock awards (j)	—	—	—	69,919	69,919	—

Total payments and benefits (k)	$—	$—	$196,661	$704,181	$75,919	$—

______________________________________

(a)	These severance payments and benefits are payable if the executive’s employment is terminated prior to a change in control either (i) by the Bank or the Company for any reason other than cause, disability, retirement or death or (ii) by the executive if the Bank or the Company takes certain adverse actions (a “good reason” termination). The severance payments and benefits are also payable if the executive’s employment is terminated for the reasons set forth above during the term of his employment agreement following a change in control.
(b)	The amounts shown in the involuntary termination column represent a lump sum payment equal to three times Mr. Bordelon’s (one times for Messrs. Freyou and Guidry) base salary as of the date of termination. The amounts shown in the change in control column represent a lump sum payment equal to the sum of the executive’s base salary as of the date of termination and the cash bonus earned by the executive for the calendar year preceding the year in which the date of termination occurs, with such sum multiplied by three for Mr. Bordelon and by two for each of Messrs. Freyou and Guidry.
(c)	Upon a change in control, the ESOP will be terminated and the unallocated ESOP shares will first be used to repay the outstanding ESOP loan. Any remaining unallocated ESOP shares will then be allocated among ESOP participants on a pro rata basis based on account balances. Based on the December 31, 2020 closing price of $27.99 per share, the value of the remaining unallocated ESOP shares exceeds the remaining principal balance of the loan by approximately $4,121,552. The amounts shown represent each executive’s estimated share of such excess amount.
(d)	The amounts shown in the involuntary termination column represent the estimated cost of providing continued medical coverage to the executive for an assumed additional 36 months for Mr. Bordelon (12 months for Messrs. Freyou and Guidry), at no cost to the executives. The amounts shown in the change in control column represent the estimated cost of providing continued medical coverage to the executive for an additional 36 months for Mr. Bordelon (24 months for Messrs. Freyou and Guidry), at no cost to the executives. The estimated costs assume the current insurance premiums or costs increase by 10% each year, and the amounts have not been discounted to present value.
(e)	The amounts shown in the involuntary termination column represent the estimated cost of providing continued life, accidental death and long-term disability coverage to the executive for an assumed additional 36 months for Mr. Bordelon (12 months for Messrs. Freyou and Guidry), at no cost to the executives. The amounts shown in the change in control column represent the estimated cost of providing continued life, accidental death and long-term disability coverage to the executive for an additional 36 months for Mr. Bordelon (24 months for Messrs. Freyou and Guidry), at no cost to the executives. The estimated costs assume the current insurance premiums or costs increase by 10% each year, and the amounts have not been discounted to present value.

(f)	The amounts represent the incremental increase in the present value of the benefits payable under the Company’s salary continuation agreements with Messrs. Bordelon, Freyou and Guidry when compared to their vested benefits. Under the salary continuation agreements, if the employment of Messrs. Bordelon and Guidry had terminated as of December 31, 2020 outside of a change in control for reasons other than death, disability or cause, their vested benefits under the salary termination agreements would provide them with annual benefits payable monthly for 10 years of $214,000 and $57,982 respectively, with the benefits starting on July 2021 for Mr. Bordelon (who reached his normal retirement age of 62 in 2017), and after Mr. Guidry reaches age 65 in 2027. Mr. Bordelon would have received under his 2019 agreement a lump sum benefit of $214,715 in July 2021 if his employment had terminated as of December 31, 2020 outside of a change in control. If Messrs. Freyou and Guidry remain employed until their normal retirement age of 65, their normal retirement benefit would be $75,000 per year, commencing after they have a separation from service. The normal retirement benefits are payable for 10 years in monthly installments. If the employment of Messrs. Bordelon, Freyou and Guidry had terminated as of December 31, 2020 in connection with a change in control, Mr. Bordelon would have received a change in control benefit of $214,000 per year for 10 years commencing July 1, 2021, Mr. Freyou would have received a lump sum change of control benefit of $200,000 on July 1, 2021, and Mr. Guidry would have received a lump sum change in control benefit of approximately $286,257 in July 1, 2021. In addition, Mr. Bordelon would have received a lump sum change of control benefit of $214,715 on July 1, 2021, under his 2019 agreement. In the event Mr. Bordelon’s employment had terminated due to disability as of December 31, 2020, his annual retirement benefit would have been $214,000 for 10 years, commencing in 2021. The disability benefit for each of Messrs. Freyou and Guidry is the same as their early termination benefit. If Mr. Bordelon had died on December 31, 2020, his beneficiary would have received his normal retirement benefit commencing on April 1, 2021. If Messrs. Freyou and Guidry had died on December 31, 2020, no benefits would have been distributed.
(g)	Payments to Messrs. Bordelon, Freyou and Guidry in the event of a change of control will be reduced by the minimum amount necessary so that they do not trigger the 20% excise tax. Based on the assumptions made, it is possible that the payments and benefits to one or more of the executives could exceed the executive's Section 280G threshold and be subject to reduction. Any required reduction is not reflected in the above tables. If the timing of the change in control permitted tax planning to be done, the Company believes that the amount of any cutbacks that may be triggered in the future could be reduced or even eliminated.
(h)	As of December 31, 2020, based on the closing price of $27.99 per share of our common stock on December 31, 2020, Messrs. Bordelon, Freyou, Guidry and Kirkley held vested options with a cash value of approximately $11,480, $5,464, $8,036 and $49,531, respectively.
(i)	The amounts represent the value of the unvested stock options held by Messrs. Bordelon, Freyou and Guidry that had an exercise price below the December 31, 2020 closing price of $27.99 per share, based on the difference between the December 31, 2020 closing price and the per share exercise price of the unvested stock options. All unvested stock options will become fully vested upon an executive’s death or disability or upon a change in control.
(j)	The amounts represent the value of the unvested restricted stock awards held by Messrs. Bordelon, Freyou and Guidry based on the December 31, 2020 closing price of $27.99 per share. All unvested restricted stock awards will become fully vested upon an executive’s death or disability or upon a change in control.
(k)	Does not include the value of the vested benefits to be paid under our tax-qualified 401(k) plan and ESOP or under our salary continuation agreements. Also does not include earned but unpaid salary, accrued but unused vacation leave, reimbursable expenses and the value of the vested stock options set forth in Note (h) above.
(l)	If the employment of Messrs. Bordelon, Freyou, Guidry and Kirkley had terminated at December 31, 2020 due to death, the executive’s beneficiaries or estate would have received life insurance proceeds of approximately $1.0 million, $670,000, $949,801 and $525,000 respectively. The group life insurance coverage is based on three times the executive’s base salary, subject to a cap of $500,000 (or $675,000 if no split dollar life insurance policy is applicable). The Company also maintains a split dollar life insurance policy for the executives with the exception of Mr. Freyou that pays an additional amount over the group coverage based on five times base salary, up to a combined maximum of $1.0 million. If the employment of Messrs. Bordelon, Freyou and Guidry had terminated due to disability, the executives would have received disability benefits of $17,300, $11,163 and $9,498, respectively, per month. Disability benefits are provided at the rate of 60% of base salary not to exceed $14,000 per month for Messrs. Freyou, Guidry and Kirkley and $17,300 per month for Mr. Bordelon, until the executive reaches his or her normal retirement age. In addition, Messrs. Bordelon, Freyou, Guidry and Kirkley's unvested stock options and unvested restricted stock awards will become fully vested upon death or disability.

Related Party Transactions

Loans and Extensions of Credit. The Bank offers loans to its directors, officers and employees as well as members of their immediate families and others who are considered “related persons” under Item 404 of Regulation S-K of the SEC. Any loans by the Bank to related persons were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not related to the Bank. None of these loans involve more than the normal risk of collectability or present other unfavorable features. All of these loans were performing according to their original terms at December 31, 2020. None of the Bank’s loans to any of its directors, executive officers, any of their immediate family members or to any related persons were non-accrual, past due, restructured or deemed potential problem loans at December 31, 2020.

Section 22(h) of the Federal Reserve Act generally provides that any credit extended by a savings institution, such as the Bank, to its executive officers, directors and, to the extent otherwise permitted, principal stockholder(s), or any related interest of the foregoing, must be on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions by the savings institution with non-affiliated parties; unless the loans are made pursuant to a benefit or compensation program that (i) is widely available to employees of the institution and (ii) does not give preference to any director, executive officer or principal stockholder, or certain affiliated interests of either, over other employees of the savings institution, and must not involve more than the normal risk of repayment or present other unfavorable features.

Review, Approval or Ratification of Transactions with Related Persons. Regulations of the Office of the Comptroller of the Currency require that if any director or executive officer has any interest in a matter to be considered by the Bank’s Board of Directors, he or she must fully disclose such interest, refrain from participating in the Board’s discussion of the matter and recuse him or herself from voting on the matter. The Bank and its directors and executive officers, adhere to the regulations of the Office of the Comptroller of the Currency in acting upon any matter in which a director or executive officer has a direct or indirect personal interest. Such matters may be approved by the Board provided that a majority of the non-interested directors conclude that the transaction is in the best interests of the Bank and consistent with all Federal regulations and the Bank’s policies. The Board’s minutes will reflect the interest of the subject director or executive officer and note that he or she did not participate in the discussion of, or vote on, the matter.

CEO Pay Ratio

Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Company is required to provide disclosure of the ratio of the annual compensation of the CEO in this Proxy Statement to the median employee’s annual compensation.

The median employee was identified from all full-time and part-time employees, excluding the CEO, who were employed by the Company and its consolidated subsidiaries on December 31, 2020.  A total of 437 employees were included in the analysis. Compensation was measured over the 12-month period beginning on January 1, 2020 and ending on December 31, 2020.

The median employee compensation was determined using 2020 total cash compensation (includes base salary, overtime, commissions and bonuses). Wages were annualized for our employees who did not work the entire calendar year.

Mr. Bordelon had 2020 total compensation of $890,416 as reflected in the Summary Compensation Table included in this Proxy Statement. The median employee’s total compensation for 2020 that would be reportable in the Summary Compensation Table was $48,777. As a result, the CEO pay ratio is 18:1.

Compensation Committee Interlocks and Insider Participation

Messrs. Blanchet, Rader and Hendry, who is Chairman of the Committee, serve as members of the Compensation Committee. None of the members of the Compensation Committee during 2020 was a current or former officer or employee of Home Bancorp or Home Bank. No member engaged in certain transactions with Home Bancorp or Home Bank required to be disclosed by regulations of the SEC. Additionally, there were no Compensation Committee “interlocks” during 2020, which generally means that no executive officer of Home Bancorp served as a director or member of the Compensation Committee of another entity, one of whose executive officers served as a director or member of the Compensation Committee of Home Bancorp.

BENEFICIAL OWNERSHIP OF COMMON STOCK BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of March 16, 2021, the voting record date, certain information as to the common stock beneficially owned by (a) each person or entity, including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, who or which was known to us to be the beneficial owner of more than 5% of the issued and outstanding common stock, (b) the directors of Home Bancorp, (c) the other named executive officers of Home Bancorp named in the Summary Compensation Table; and (d) all directors and executive officers of Home Bancorp as a group.

Name of Beneficial Owner or Number of Persons in Group	Amount and Nature of Beneficial Ownership as of March 16, 2021(1)		Percent of Common Stock
FJ Capital Management, LLC 1313 Dolley Madison Blvd., Ste 306 McLean, VA 22101	659,422	(2)	7.6%

Home Bancorp Employee Stock Ownership Plan Trust 503 Kaliste Saloom Road Lafayette, Louisiana 70508	594,754	(3)	6.8

Directors:
Paul J. Blanchet, III	70,542	(4)(5)(6)	*
John W. Bordelon	177,540	(5)(7)	2.0
Mark M. Cole	18,837	(5)	*
Daniel G. Guidry	59,501	(5)	*
John A. Hendry	166,066	(5)(6)(8)	1.9
Chris P. Rader	16,063	(5)	*
Ann F. Trappey	3,751		*

Other Named Executive Officers:
Jason P. Freyou	17,040	(5)(9)	*
Darren E. Guidry	47,709	(5)(10)	*
David T. Kirkley	10,394	(5)(11)	*

All Directors and Executive Officers as a Group (10 persons)	587,443	(5)	6.7

________________________________________________

* Represents less than 1.0%.

(1)	Based upon filings made pursuant to the Securities Exchange Act of 1934 and information furnished by the respective individuals. Under regulations promulgated pursuant to the Securities Exchange Act of 1934, shares of common stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares and none of the shares are pledged. Under applicable regulations, a person is deemed to have beneficial ownership of any shares of common stock which may be acquired within 60 days of the record date pursuant to the exercise of outstanding stock options or upon the vesting of restricted stock units (“RSUs”). Shares of common stock which are subject to stock options are deemed to be outstanding for the purpose of computing the percentage of outstanding common stock owned by such person or group but not deemed outstanding for the purpose of computing the percentage of common stock owned by any other person or group.
(2)	FJ Capital Management, LLC (“FJ Capital”) and its managing member, Martin S. Friedman, have shared voting power and shared dispositive power over 321,533 shares of Common Stock held by Financial Opportunity Fund LLC, of which FJ Capital is the managing member. FJ Capital has shared voting power over 231,533 shares held by Bridge Equities III LLC, 41,276 shares held by Bridge Equities VIII LLC, 33,032 shares held by Bridge Equities IX and 20,627 shares held by Bridge Equities X as a result of FJ Capital’s position as sub-investment advisor, 11,421 shares of Common Stock held by a managed account that FJ Capital manages. Martin Friedman owns 6,462 shares of Common Stock individually.
(3)	As of December 31, 2020, 318,021 shares held in the Home Bancorp Employee Stock Ownership Plan (“ESOP”) trust had been allocated to the accounts of participating employees. Under the terms of the ESOP, the plan trustee votes all allocated shares in accordance with the instructions of the participating employees. Any unallocated shares are generally required to be voted by the plan trustee in the same manner that the allocated shares have voted.
(4)	12,000 shares are held jointly with spouse.
(5)	Includes stock options which have been granted to the director and officers under the Company’s Equity Plans and which are exercisable within 60 days of the voting record date and RSUs vesting within 60 days of the voting record date as follows:

Name	Stock Options	Restricted Shares and RSUs
Paul J. Blanchet, III	—	529
John W. Bordelon	4,720	1,720
Mark M Cole	—	285
Daniel G. Guidry	—	285
John A. Hendry	—	529
Chris P. Rader	—	369
Jason P. Freyou	4,260	918
Darren E. Guidry	4,200	856
David T. Kirkley	5,890	250

All directors and executive officer as a group (9 persons)	19,070	5,741

Each Beneficial owner’s percentage ownership is determined by assuming that options held by such person (but not those held by any other person) and that are exercisable within 60 days of the voting record date have been exercised as well as RSUs vesting within 60 days of the voting record date.

(6)	Does not include unallocated shares or shares allocated to the accounts of others and held in the Company’s 2009 Recognition and Retention Plan Trust, which shares are voted by the trustees, Messrs. Blanchet, Hendry and Rader in their discretion.
(7)	Includes 10,000 shares held jointly with spouse, 49,961 shares held in the Home Bank’s Profit Sharing 401(k) Plan, and 11,364 shares allocated to Mr. Bordelon’s account in the ESOP, over which Mr. Bordelon has voting power.
(8)	Includes 26,524 shares held by spouse and 25,000 shares held jointly with spouse.
(9)	Includes 6,634 shares held in the Home Bank Profit Sharing 401(k) Plan and 1,915 shares allocated to Mr. Freyou’s account in the ESOP, over which Mr. Freyou has voting power.
(10)	Includes 50 shares held as custodian for children under a UTMA account, 25,306 shares held in the Home Bank Profit Sharing 401(k) Plan and 9,049 shares allocated to Mr. Guidry’s account in the ESOP, over which Mr. Guidry has voting power.
(11)	Includes 2,184 shares held in the Home Bank Profit Sharing 401(k) Plan and 1,938 shares allocated to Mr. Kirkley’s account in the ESOP, over which Mr. Kirkley has voting power.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the officers and directors, and persons who own more than 10% of Home Bancorp’s common stock to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% shareholders are required by regulation to furnish us with copies of all Section 16(a) forms they file. We know of no person who owns 10% or more of Home Bancorp’s common stock.

Based solely on our review of the copies of such forms furnished to us, or written representations from our officers and directors, we believe that during, and with respect to, the fiscal year ended December 31, 2020, our officers and directors complied in all respects with the reporting requirements promulgated under Section 16(a) of the Securities Exchange Act of 1934.

APPROVAL OF THE HOME BANCORP, INC. 2021 EQUITY INCENTIVE PLAN (PROPOSAL TWO)

On February 22, 2021 our board of directors adopted, subject to shareholder approval at the Annual Meeting, the Home Bancorp, Inc. 2021 Equity Incentive Plan (the “2021 Plan”). The 2021 Plan will become effective as of the date it is approved by the shareholders.

We currently have the Home Bancorp, Inc. 2014 Equity Incentive Plan that provides for the grant of equity awards to our employees, officers or directors. Under the 2014 Equity Incentive Plan, we have a total of 54,395 shares remaining and available for grant of equity awards.

A summary of the 2021 Plan is set forth below. This summary is qualified in its entirety by the full text of the 2021 Plan, which is attached to this proxy statement as Appendix A.

Summary of the 2021 Plan

Purpose. The primary purpose of the 2021 Plan is to promote our success by linking the personal interests of our employees, officers and directors to those of our shareholders, and by providing participants with an incentive for outstanding performance.

Administration. The 2021 Plan will be administered by the Compensation Committee (the “Committee”) of the Board of Directors. The Committee will have the authority to designate participants; determine the type or types of awards to be granted to each participant and the number, terms and conditions thereof; establish, adopt or revise any rules and regulations as it may deem advisable to administer the 2021 Plan; and make all other decisions and determinations that may be required under the 2021 Plan. The full Board of Directors may at any time administer the 2021 Plan. If it does so, it will have all the powers of the Committee under the 2021 Plan.

Eligibility. The 2021 Plan permits the grant of incentive awards to employees, officers or directors of the Company and its affiliates as selected by the Committee. As of February 22, 2021, the number of eligible participants was approximately 100. The number of eligible participants may increase over time based upon future growth of the Company and its affiliates.

Permissible Awards. The 2021 Plan authorizes the granting of awards in any of the following forms:

  options to purchase shares of our common stock, which may be nonstatutory stock options or incentive stock options under the U.S. tax code (the “Code”);
  stock appreciation rights, which give the holder the right to receive the difference (payable in cash or stock, as specified in the award certificate) between the fair market value per share of our common stock on the date of exercise over the grant price;
  restricted stock, which is subject to restrictions on transferability and subject to forfeiture on terms set by the Committee;
  restricted or deferred stock units, which represent the right to receive shares of our common stock (or an equivalent value in cash or other property, as specified in the award certificate) in the future, based upon the attainment of stated vesting or performance criteria;
  performance awards, which are payable in cash or stock (as specified in the award certificate) upon the attainment of specified performance goals (any award that may be granted under the 2021 Plan, other than stock appreciation rights, may be granted in the form of a performance award);

  dividend equivalents, which entitle the participant to payments (or an equivalent value payable in stock or other property) equal to any dividends paid on the shares of stock underlying a full-value award (full value awards include stock options and stock appreciation rights);
  other stock-based awards at the discretion of the Committee, including unrestricted stock grants; and
  cash-based awards, including performance-based annual bonus awards.

Shares Available for Awards. Subject to adjustment as provided in the 2021 Plan, the aggregate number of shares of our common stock reserved and available for issuance pursuant to awards granted under the 2021 Plan is 435,000. The maximum number of shares that may be issued upon exercise of incentive stock options granted under the 2021 Plan is 435,000. If an award is canceled, terminates, expires, is forfeited or lapses for any reason, any unissued or forfeited shares subject to the award will again be available for future awards under the 2021 Plan. In addition, shares withheld from an award or delivered by a participant to satisfy minimum tax withholding requirements or to pay the exercise price of a stock option or stock appreciation right will remain available for future awards under the 2021 Plan.

Limitations on Individual Awards. The maximum number of shares of common stock subject to stock-based awards that may be granted under the 2021 Plan in any twelve-month period to any one person is as follows:

Options	35,000
Stock appreciation rights	35,000
Restricted stock	25,000
Restricted stock units and deferred stock units	25,000
Other stock-based awards	25,000

The aggregate dollar value of any cash-based award that may be paid to any one participant during any one fiscal year under the 2021 Plan is $500,000.

Performance Goals. The Committee may establish performance goals or other conditions that must be satisfied before awards granted under the 2021 Plan (other than stock appreciation rights) may be exercised or vested. The Committee has broad discretion under the 2021 Plan to determine the nature of any such performance goals or conditions. Performance-based compensation is no longer exempt from the $1,000,000 deduction limit imposed by Code Section 162(m). As a result, it is possible that we may not be able to fully deduct compensation recognized by a participant with respect to awards granted under the 2021 Plan even if such awards are subject to the satisfaction of performance goals.

Limitations on Transfer; Beneficiaries. No award will be assignable or transferable by a participant other than by will or the laws of descent and distribution or (except in the case of an incentive stock option) pursuant to a qualified domestic relations order; provided, however, that the Committee may permit other transfers (other than transfers for value) where it concludes that such transferability does not result in accelerated taxation, does not cause any option intended to be an incentive stock option to fail to qualify as such, and is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, any state or federal tax or securities laws or regulations applicable to transferable awards. A participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the participant and to receive any distribution with respect to any award upon the participant’s death.

Treatment of Awards upon a Participant’s Termination of Service. Unless otherwise provided in an award certificate, if a participant’s service terminates by reason of death or disability:

  all of such participant’s outstanding options and stock appreciation rights will become fully vested and remain exercisable for a period of one year or until the earlier expiration of the original term of the option or stock appreciation right;
  all time-based vesting restrictions on his or her outstanding awards will lapse; and
  the payout opportunities attainable under all of that participant’s outstanding performance-based awards will vest based on target or actual performance (depending on the time during the performance period in which the date of termination occurs) and the awards will payout on a pro-rata basis, based on the time elapsed prior to the date of termination.

If a participant who holds stock options or stock appreciation rights retires, then unless otherwise provided in the award certificate at the time of grant, all of such participant’s outstanding options and stock appreciation rights will become fully vested and remain exercisable for a period of one year from the date of retirement or until the earlier expiration of the original term of the option or stock appreciation right.

Treatment of Awards upon a Change in Control. Unless otherwise provided in an award certificate or any special plan document governing an award, upon the occurrence of a change in control of the Company (as defined in the 2021 Plan):

◦	all outstanding options, stock appreciation rights and other awards in the nature of rights that may be exercised will become exercisable;
◦	all time-based vesting restrictions on outstanding awards will lapse; and
◦	the payout opportunities attainable under all outstanding performance-based awards will vest based on target or actual performance (depending on when during the performance period the change in control occurs) and the awards will payout on a pro rata basis, based on the time elapsed prior to the change in control.

Adjustments. If we are involved in a corporate transaction between us and our shareholders that causes the value of a share of our common stock to change, such as a stock dividend, stock split, spin-off or large nonrecurring cash dividend, the share authorization and annual grant limits under the 2021 Plan will be adjusted proportionately, and the Committee shall make such adjustments to the 2021 Plan and outstanding awards as it deems necessary to preserve the benefits or potential benefits of the awards. In the event of a stock split, a declaration of a dividend payable in shares of common stock, or a combination or consolidation of our common stock into a lesser number of shares, the share authorization and annual grant limits under the 2021 Plan will automatically be adjusted proportionately, and the shares then subject to each award and any applicable per share exercise price will automatically be adjusted proportionately without any change in the aggregate purchase price for such award.

Termination and Amendment. Our Board of Directors or the Committee may, at any time and from time to time, terminate or amend the 2021 Plan, but if an amendment would constitute a material amendment requiring shareholder approval under applicable listing requirements, laws, policies or regulations, then such amendment will be subject to shareholder approval. In addition, the Board of Directors or the Committee may condition any amendment on the approval of the shareholders for any other reason. No termination or amendment of the 2021 Plan may, without the written consent of the participant, reduce or diminish the value of an award determined as if the award had been exercised, vested, cashed in or otherwise settled on the date of such amendment or termination.

The Committee may amend or terminate outstanding awards. However, such amendments may require the consent of the participant and, unless approved by the shareholders, the aggregate exercise price of an outstanding option or stock appreciation right may not be reduced, directly or indirectly, and the original term of an option or stock appreciation right may not be extended.

Prohibition on Repricing. As indicated above under “Termination and Amendment,” outstanding stock options or stock appreciation rights cannot be repriced, directly or indirectly, without the prior consent of our shareholders. The exchange of an “underwater” option (i.e., an option having an exercise price in excess of the current market value of the underlying stock) for another award would be considered an indirect repricing and would, therefore, require the prior consent of our shareholders.

Certain Federal Tax Effects

Nonstatutory Stock Options. There will be no federal income tax consequences to the optionee or to us upon the grant of a nonstatutory stock option under the 2021 Plan. When the optionee exercises a nonstatutory option, however, he or she will recognize ordinary income in an amount equal to the excess of the fair market value of the common stock received upon exercise of the option at the time of exercise over the exercise price, and we will generally be allowed a corresponding federal income tax deduction, subject to any applicable limitations under Code Section 162(m). Any gain that the optionee realizes when he or she later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the shares were held.

Incentive Stock Options. There typically will be no federal income tax consequences to the optionee or to us upon the grant of an incentive stock option. If the optionee holds the option shares for the required holding period of at least two years after the date the option was granted and one year after exercise, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and we will not be entitled to a federal income tax deduction. If the optionee disposes of the option shares in a sale, exchange or other disqualifying disposition before the required holding period ends, he or she will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise over the exercise price, and we will generally be allowed a federal income tax deduction equal to such amount, subject to any applicable limitations under Code Section 162(m). While the exercise of an incentive stock option does not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be an item of adjustment for purposes of determining the optionee’s alternative minimum taxable income.

Stock Appreciation Rights. A participant receiving a stock appreciation right under the 2021 Plan will not recognize income, and we will not be allowed a tax deduction, at the time the award is granted. When the participant exercises the stock appreciation right, the amount of cash and the fair market value of any shares of common stock received will be ordinary income to the participant and we will generally be allowed a corresponding federal income tax deduction at that time,subject to any applicable limitations under Code Section 162(m).

Restricted Stock. Unless a participant makes an election to accelerate recognition of the income to the date of grant as described below, a participant will not recognize income, and we will not be allowed a tax deduction, at the time a restricted stock award is granted, provided that the award is nontransferable and is subject to a substantial risk of forfeiture. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the common stock as of that date (less any amount he or she paid for the stock), and we will generally be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). If the participant files an election under Code Section 83(b) within 30 days after the date of grant of the restricted stock, he or she will recognize ordinary income as of the date of grant equal to the fair market value of the stock as of that date (less any amount paid for the stock), and we will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). Any future appreciation in the stock will be taxable to the participant at capital gains rates. However, if the stock is later forfeited, the participant will not be able to recover the tax previously paid pursuant to the Code Section 83(b) election.

Restricted or Deferred Stock Units. A participant will not recognize income, and we will not be allowed a tax deduction, at the time a stock unit award is granted. Upon receipt of shares of common stock (or the equivalent value in cash or other property) in settlement of a stock unit award, a participant will recognize ordinary income equal to the fair market value of the common stock or other property as of that date (less any amount he or she paid for the stock or property), and we will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

Performance Awards. A participant generally will not recognize income, and we will not be allowed a tax deduction, at the time performance awards are granted, so long as the awards are subject to a substantial risk of forfeiture. When the participant receives or has the right to receive cash, stock or other property in settlement of a performance award, the cash amount or the fair market value of the stock or other property will be ordinary income to the participant, and we will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

Code Section 162(m). Section 162(m) of the Code generally limits the deduction for certain compensation in excess of $1 million per year paid by a publicly-traded corporation to its chief executive officer, the chief financial officer and the three other most highly compensated executive officers (“covered executive”). In addition, any officer who is deemed to be a covered executive for any tax year beginning after December 31, 2017 continues to remain a covered executive following his termination of employment, and the deductibility of any compensation paid to a covered executive after his termination of employment (or to his beneficiary following his death) is subject to the $1 million per year limit. The prior Section 162(m) exemption for performance-based compensation was repealed in 2017. As a result, it is possible that we may not be able to fully deduct compensation recognized by a participant with respect to awards granted under the 2021 Plan even if such awards are subject to the satisfaction of performance goals. The Board of Directors believes that the likelihood of any impact on the Company from the deduction limitation contained in Code Section 162(m) of the Code is remote at this time.

Code Section 409A. The 2021 Plan permits the grant of various types of incentive awards, which may or may not be exempt from Code Section 409A. If an award is subject to Section 409A, and if the requirements of Section 409A are not met, the taxable events as described above could apply earlier than described, and could result in the imposition of additional taxes and penalties. Restricted stock awards, and stock options and stock appreciation rights that comply with the terms of the 2021 Plan and do not have a deferral feature, are generally exempt from the application of Code Section 409A. Stock units, other stock-based awards and cash-based awards generally are subject to Section 409A unless they are designed to satisfy the short-term deferral exemption from such law. If not exempt, such awards will be specially designed or may be amended, or the 2021 Plan may be amended, to meet the requirements of Section 409A in order to avoid early taxation and penalties.

Tax Withholding. The Company or any affiliate has the right to deduct or withhold, or require a participant to remit to the Company, an amount sufficient to satisfy federal, state and local taxes (including employment taxes) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the 2021 Plan.

The above description of tax consequences under federal income tax law is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

Benefits to Named Executive Officers and Others

As of the date hereof, no awards have been granted under the 2021 Plan. Awards will be made at the discretion of the Committee or pursuant to delegated authority. Therefore, it is not presently possible to determine the benefits or amounts that will be received by such persons or groups pursuant to the 2021 Plan in the future.

The board of directors unanimously recommends that you vote FOR the approval of the

2021 Equity Incentive Plan.

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (PROPOSAL THREE)

The Audit Committee of the Board of Directors of Home Bancorp has appointed Wipfli LLP ("Wipfli"), an independent registered public accounting firm, to perform the audit of our financial statements for the year ending December 31, 2021, and further directed that the selection of auditors be submitted for ratification by the shareholders at the Annual Meeting.

We have been advised by Wipfli that neither the firm nor any of its associates has any relationship with the Company or its subsidiary other than the usual relationship that exists between an independent registered public accounting firm and its clients. We do not anticipate that representatives of Wipfli will attend the Annual Meeting.

Audit Fees

The following table sets forth the aggregate fees paid by us to Wipfli for professional services rendered by Wipfli in connection with the audit of Home Bancorp's consolidated financial statements for fiscal 2020 and 2019, respectively, as well as fees paid by us to Wipfli for audit-related services, tax services and all other services rendered by Wipfli to us during fiscal 2020 and 2019, respectively.

	Years Ended December 31,
	2020	2019
Audit fees (1)	$317,750	$309,000
Audit-related fees (2)	26,850	26,500
Tax fees	—	—
All other fees	—	—
Total	$344,600	$335,500

_________________________________________________

(1)	Includes professional services rendered for the audit of Home Bancorp’s annual consolidated financial statements including the audit of internal control over financial reporting and review of consolidated financial statements included in Forms 10-Q, including out-of-pocket expenses. Also, includes the audit of internal controls over financial reporting, the audit of supplementary information as required by U.S. Department of Housing and Urban Development’s (“HUD”) for the years ended December 31, 2020 and 2019.
(2)	Includes professional service fees for the audit of the Company’s employee benefit plans for the years ended December 31, 2020 and 2019 (including two employee benefit plans acquired and subsequently terminated), review of the related annual report on Form 10-K, and the procedures required on the HUD’s Lender Electronic Assessment Portal (“Leap”) submission.

The Audit Committee selects our independent registered public accounting firm and pre-approves all audit services to be provided by it to Home Bancorp. The Audit Committee also reviews and pre-approves all audit-related and non-audit related services rendered by our independent registered public accounting firm in accordance with the Audit Committee's charter. In its review of these services and related fees and terms, the Audit Committee considers, among other things, the possible effect of the performance of such services on the independence of our independent registered public accounting firm. The Audit Committee pre-approves certain audit-related services and certain non-audit related tax services which are specifically described by the Audit Committee on an annual basis and separately approves other individual engagements as necessary.

Each new engagement of the Company's independent registered public accounting firm was approved in advance by the Audit Committee or its Chair, and none of those engagements made use of the de minimis exception to pre-approval contained in the SEC's rules.

The Board of Directors recommends that you vote FOR the ratification of the appointment of

Wipfli LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed Home Bancorp’s audited financial statements with management. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm such firm’s independence. Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Home Bancorp’s Annual Report on Form 10-K for fiscal year ended December 31, 2020, for filing with the SEC.

Members of the Audit Committee

Paul J. Blanchet, III, Chairman
John A. Hendry
Chris P. Rader
Ann Forte Trappey

REPORT OF THE COMPENSATION COMMITTEE

We have reviewed and discussed with management the Compensation Discussion and Analysis section of this Proxy Statement. Based on the review and discussions referred to above, we recommended to the Board of Directors that the Compensation Discussion and Analysis be included in Home Bancorp’s proxy statement.

Members of the Compensation Committee

John A. Hendry, Chairman
Paul J. Blanchet, III
Chris P. Rader

SHAREHOLDER PROPOSALS, NOMINATIONS AND COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Shareholder Proposals. Any proposal which a shareholder wishes to have included in the proxy materials of Home Bancorp relating to the next annual meeting of shareholders of Home Bancorp must be received at the principal executive offices of Home Bancorp, Inc., 503 Kaliste Saloom Road, Lafayette, Louisiana, 70508, Attention: Corporate Secretary, no later than November 26, 2021. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of shareholders. It is urged that any such proposals be sent certified mail, return receipt requested.

Shareholder proposals that are not submitted for inclusion in Home Bancorp’s proxy materials pursuant to Rule 14a-8 may be brought before an Annual Meeting pursuant to Article 9.D. of Home Bancorp’s Articles of Incorporation. Notice of the proposal must also be given in writing and delivered to, or mailed and received at, our principal executive offices by November 26, 2021. The notice must include the information required by Article 9.D. of our Articles of Incorporation.

Shareholder Nominations. Our Articles of Incorporation provide that, subject to the rights of the holders of any class or series of stock having a preference over the common stock as to dividends or upon liquidation, all nominations for election to the Board of Directors, other than those made by the Board or the Nominating Committee thereof, shall be made by a shareholder who has complied with the notice provisions in the Articles of Incorporation. Written notice of a shareholder nomination generally must be communicated to the attention of the Corporate Secretary and either delivered to, or mailed and received at, our principal executive offices not later than, with respect to an annual meeting of shareholders, 120 days prior to the anniversary date of the release of proxy materials by us in connection with the immediately preceding annual meeting of shareholders. For our Annual Meeting in 2022, this notice must be received by November 26, 2021. Each written notice of a shareholder nomination is required to set forth certain information specified in Article 6.F. of Home Bancorp’s Articles of Incorporation. We did not receive any shareholder nominations with respect to this Annual Meeting.

Other Shareholder Communications. Shareholders who wish to communicate with our Board of Directors may do so by sending written communications addressed to the Board of Directors of Home Bancorp, Inc., c/o Corporate Secretary, 503 Kaliste Saloom Road, Lafayette, Louisiana 70508.

ANNUAL REPORTS

A copy of our Annual Report to Shareholders on Form 10-K for the year ended December 31, 2020 accompanies this proxy statement. Such report is not part of the proxy solicitation materials. A copy of our Annual Report on Form 10-K is also available under the “Investor Relations” tab at www.home24bank.com.

Upon receipt of a written request we will furnish to any shareholder without charge a copy of the exhibits to our Annual Report on Form 10-K for fiscal 2020. Such written requests should be directed to Corporate Secretary, Home Bancorp, Inc., 503 Kaliste Saloom Road, Lafayette, Louisiana 70508. The Form 10-K is not a part of the proxy solicitation materials.

OTHER MATTERS

Management is not aware of any business to come before the Annual Meeting other than the matters described above in this proxy statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

The cost of the solicitation of proxies will be borne by Home Bancorp. Home Bancorp will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of Home Bancorp’s common stock. In addition to solicitations by mail, directors, officers and employees of Home Bancorp also may solicit proxies personally or by telephone without additional compensation.

Home Bancorp, Inc.

2021 Equity Incentive Plan

1

2

HOME BANCORP, INC.

2021 Equity Incentive Plan

ARTICLE 1

PURPOSE

1.1.           GENERAL.  The purpose of the Home Bancorp, Inc. 2021 Equity Incentive Plan (the “Plan”) is to promote the success, and enhance the value, of Home Bancorp, Inc. (the “Company”), by linking the personal interests of employees, officers and directors of the Company or any Affiliate (as defined below) to those of Company shareholders and by providing such persons with an incentive for outstanding performance.  The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of employees, officers and directors upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent.  Accordingly, the Plan permits the grant of incentive awards from time to time to selected employees, officers and directors of the Company and its Affiliates.

ARTICLE 2

DEFINITIONS

2.1.           DEFINITIONS.  When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Section or in Section 1.1 unless a clearly different meaning is required by the context.  The following words and phrases shall have the following meanings:

(a) “Advisory Director” means a person appointed to serve as an advisory or emeritus director by the Board of the Company or a Subsidiary or any successors thereto.

(b) “Affiliate” means (i) any Subsidiary or Parent, or (ii) an entity that directly or through one or more intermediaries controls, is controlled by or is under common control with, the Company, as determined by the Committee.

(c) “Award” means any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Deferred Stock Unit, Dividend Equivalent, Other Stock-Based Award, or any other right or interest relating to Stock or cash, granted to a Participant under the Plan.

(d) “Award Certificate” means a written document, in such form as the Committee prescribes from time to time, setting forth the terms and conditions of an Award.  Award Certificates may be in the form of individual award agreements or certificates or a program document describing the terms and provisions of an Award or series of Awards under the Plan.  The Committee may provide for the use of electronic, internet or other non-paper Award Certificates, and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by a Participant.

1

(e) “Bank” means Home Bank, a wholly-owned Subsidiary of the Company.

(f) “Beneficial Owner” shall have the meaning given such term in Rule 13d-3 of the General Rules and Regulations under the 1934 Act.

(g) “Board” means the Board of Directors of the Company.

(h) “Cause” means termination because of a Participant’s personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order. Awards granted to a Non-Employee Director who is removed for cause pursuant to the Company’s Articles of Incorporation or Bylaws or the Bank’s Charter or Bylaws or the constituent documents of such other Subsidiary on whose board he serves shall terminate as of the effective date of such removal. The determination of the Committee as to the existence of “Cause” shall be conclusive on the Participant and the Company.

(i) “Change in Control” means a change in the ownership of the Company or the Bank, a change in the effective control of the Company or the Bank or a change in the ownership of a substantial portion of the assets of the Company or the Bank, in each case as provided under Section 409A of the Code and the regulations thereunder.

(j) “Code” means the Internal Revenue Code of 1986, as amended from time to time.  For purposes of this Plan, references to sections of the Code shall be deemed to include references to any applicable regulations thereunder and any successor or similar provision.

(k) “Committee” means the committee of the Board described in Article 4.

(l) “Company” means Home Bancorp, Inc., a Louisiana corporation, or any successor corporation.

(m) “Continuous Status as a Participant” means the absence of any interruption or termination of service as an employee, officer, director or Advisory Director of the Company or any Affiliate, as applicable; provided, however, that for purposes of an Incentive Stock Option “Continuous Status as a Participant” means the absence of any interruption or termination of service as an employee of the Company or any Parent or Subsidiary, as applicable, pursuant to applicable tax regulations. Continuous Status as a Participant shall not be considered interrupted in the following cases: (i) a Participant transfers employment between the Company and an Affiliate or between Affiliates, (ii) an employee, officer or director continues to serve as an Advisory Director, (iii) in the discretion of the Committee as specified at or prior to such occurrence, in the case of a spin-off, sale or disposition of the Participant’s employer from the Company or any Affiliate, or (iv) any leave of absence authorized in writing by the Company prior to its commencement; provided, however, that for purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract.  If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 91st day of such leave any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option

2

and shall be treated for tax purposes as a Nonstatutory Stock Option.  Whether military, government or other service or other leave of absence shall constitute a termination of Continuous Status as a Participant shall be determined in each case by the Committee at its discretion, and any determination by the Committee shall be final and conclusive.

(n) “Deferred Stock Unit” means a right granted to a Participant under Article 9 to receive Shares (or the equivalent value in cash if the Committee so provides) at a future time as determined by the Committee, provided that any voluntary deferral elections made by a Participant shall be made in accordance with a written plan, program or arrangement that satisfies all of the requirements of Section 409A of the Code.

(o)  “Disability” of a Participant means that the Participant (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Participant’s employer (or would have received such benefits for at least three months if he had been eligible to participate in such plan).  If the determination of Disability relates to an Incentive Stock Option, Disability means Permanent and Total Disability as defined in Section 22(e)(3) of the Code.  In the event of a dispute, the determination of whether a Participant is Disabled will be made by the Committee and may be supported by the advice of a physician competent in the area to which such Disability relates.

(p) “Dividend Equivalent” means a right granted to a Participant under Article 10.

(q) “Effective Date” has the meaning assigned such term in Section 3.1.

(r) “Eligible Participant” means an employee, officer or director of the Company or any Affiliate.

(s) “Exchange” means any national securities exchange on which the Stock may from time to time be listed or traded.

(t) “Fair Market Value,” on any date, means (i) if the Stock is listed on a securities exchange, the closing sales price on such exchange or over such system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Stock is not listed on a securities exchange, the mean between the bid and offered prices as quoted by the applicable interdealer quotation system for such date, provided that if the Stock is not quoted on such interdealer quotation system or it is determined that the fair market value is not properly reflected by such quotations, Fair Market Value shall be based upon a reasonable valuation method that complies with Code Section 409A.

(u) “Full Value Award” means an Award other than in the form of an Option or SAR, and which is settled by the issuance of Stock (or at the discretion of the Committee, settled in cash valued by reference to Stock value).

3

(v) “Good Reason” (or a similar term denoting constructive termination) has the meaning, if any, assigned such term in the employment, severance or similar agreement, if any, between a Participant and the Company or an Affiliate, provided, however that if there is no such employment, severance or similar agreement in which such term is defined, “Good Reason” shall have the meaning, if any, given such term in the applicable Award Certificate.  If not defined in either such document, the term “Good Reason” as used herein shall not apply to a particular Award.

(w) “Grant Date” of an Award means the first date on which all necessary corporate action has been taken to approve the grant of the Award as provided in the Plan, or such later date as is determined and specified as part of that authorization process.  Notice of the grant shall be provided to the grantee within a reasonable time after the Grant Date.

(x) “Incentive Stock Option” means an Option that is intended to be an incentive stock option and meets the requirements of Section 422 of the Code or any successor provision thereto.

(y) “Independent Directors” means those members of the Board of Directors who qualify at any given time as “independent” directors under Nasdaq Marketplace Rule 4200, and “non-employee” directors under Rule 16b-3 of the 1934 Act.

(z) “Non-Employee Director” means a member of the Board (including advisory boards, if any) of the Company or any Subsidiary or any successor thereto, including an Advisory Director of the Board of the Company and/or any Subsidiary or a former officer or employee of the Company and/or any Subsidiary, serving as a Director or Advisory Director who is not at the time an officer or employee of the Company or any Subsidiary.

(aa) “Nonstatutory Stock Option” means an Option that is not an Incentive Stock Option.

(bb) “Option” means a right granted to a Participant under Article 7 of the Plan to purchase Stock at a specified price during specified time periods.  An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.

(cc) “Other Stock-Based Award” means a right, granted to a Participant under Article 11, that relates to or is valued by reference to Stock or other Awards relating to Stock.

(dd) “Parent” means a corporation, limited liability company, partnership or other entity which owns or beneficially owns a majority of the outstanding voting stock or voting power of the Company. Notwithstanding the above, with respect to an Incentive Stock Option, Parent shall have the meaning set forth in Section 424(e) of the Code.

(ee) “Participant” means a person who, as an employee, officer or director of the Company or any Affiliate, has been granted an Award under the Plan; provided that the term “Participant” includes a beneficiary designated pursuant to Section 12.4 in the case of the death of a Participant, or the legal guardian or other legal representative acting in a fiduciary capacity on behalf of a Participant or any beneficiary under applicable state law and court supervision.

4

(ff) “Person” means any individual, entity or group, within the meaning of Section 3(a)(9) of the 1934 Act and as used in Section 13(d)(3) or 14(d)(2) of the 1934 Act.

(gg) “Plan” means the Home Bancorp, Inc. 2021 Equity Incentive Plan, as amended from time to time.

(hh) “Restricted Stock” means Stock granted to a Participant under Article 9 that is subject to certain restrictions and to a substantial risk of forfeiture.

(ii) “Restricted Stock Unit” means the right granted to a Participant under Article 9 to receive shares of Stock (or the equivalent value in cash or other property if the Committee so provides) in the future, which right is subject to certain restrictions and to a substantial risk of forfeiture.

(jj) “Retirement” means: (i) with respect to officers or employees, a termination of employment which constitutes a “retirement” at the “normal retirement age” or later under the Bank’s Profit Sharing 401(k) Plan or such other qualified pension benefit plan maintained by the Company or a Subsidiary as may be designated by the Board or the Committee, or, if no such plan is applicable, which would constitute “retirement” under the Bank’s Profit Sharing 401(k) Plan if such individual were a participant in that plan, provided, however, that the provisions of this subsection (i) will not apply as long as a former officer or employee continues to serve as a Non-Employee Director of the Company or any Subsidiary, including service as an Advisory Director; and (ii) with respect to Non-Employee Directors, retirement means retirement from service on the Board of Directors of the Company or a Subsidiary or any successors thereto after reaching normal retirement age as established by the Company, provided, however, that the provisions of this subsection (ii) will not apply as long as a former director continues to serve as an Advisory Director of the Company or any Subsidiary.

(kk) “Shares” means shares of the Company’s Stock.  If there has been an adjustment or substitution pursuant to Section 13.1, the term “Shares” shall also include any shares of stock or other securities that are substituted for Shares or into which Shares are adjusted pursuant to Section 13.1.

(ll) “Stock” means the $0.01 par value common stock of the Company and such other securities of the Company as may be substituted for Stock pursuant to Section 14.1.

(mm) “Stock Appreciation Right” or “SAR” means a right granted to a Participant under Article 8 to receive a payment equal to the difference between the Fair Market Value of a Share as of the date of exercise of the SAR over the grant price of the SAR, all as determined pursuant to Article 8.

(nn) “Subsidiary” means any corporation, limited liability company, partnership or other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company. Notwithstanding the above, with respect to an Incentive Stock Option, Subsidiary shall have the meaning set forth in Section 424(f) of the Code.

5

(oo) “1933 Act” means the Securities Act of 1933, as amended from time to time.

(pp) “1934 Act” means the Securities Exchange Act of 1934, as amended from time to time.

ARTICLE 3

EFFECTIVE TERM OF PLAN

3.1.           EFFECTIVE DATE.  The Plan shall be effective as of the date it is approved by both the Board and the shareholders of the Company (the “Effective Date”).

3.2.           TERMINATION OF PLAN.  The Plan shall terminate on the tenth anniversary of the Effective Date unless earlier terminated as provided herein.  The termination of the Plan on such date shall not affect the validity of any Award outstanding on the date of termination, which shall continue to be governed by the applicable terms and conditions of this Plan.  Notwithstanding the foregoing, no Incentive Stock Options may be granted more than ten (10) years after the earlier of (a) adoption of this Plan by the Board, or (b) the Effective Date.

ARTICLE 4

ADMINISTRATION

4.1.           COMMITTEE.  The Plan shall be administered by a Committee appointed by the Board (which Committee shall consist of at least two directors) or, at the discretion of the Board from time to time, the Plan may be administered by the Board.  It is intended that at least two of the directors appointed to serve on the Committee shall be Independent Directors and that any such members of the Committee who do not so qualify shall abstain from participating in any decision to make or administer Awards that are made to Eligible Participants who at the time of consideration for such Award are persons subject to the short-swing profit rules of Section 16 of the 1934 Act.  However, the mere fact that a Committee member shall fail to qualify as an Independent Director or shall fail to abstain from such action shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan.  The members of the Committee shall be appointed by, and may be changed at any time and from time to time in the discretion of, the Board.  Unless and until changed by the Board, the Compensation Committee of the Board is designated as the Committee to administer the Plan.  The Board may reserve to itself any or all of the authority and responsibility of the Committee under the Plan or may act as administrator of the Plan for any and all purposes.  To the extent the Board has reserved any authority and responsibility or during any time that the Board is acting as administrator of the Plan, it shall have all the powers of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4.1) shall include the Board.  To the extent any action of the Board under the Plan conflicts with actions taken by the Committee, the actions of the Board shall control.

4.2.           ACTION AND INTERPRETATIONS BY THE COMMITTEE.  For purposes of administering the Plan, the Committee may from time to time adopt rules, regulations, guidelines and procedures for carrying out the provisions and purposes of the Plan and make such other determinations, not inconsistent with the Plan, as the Committee may deem appropriate.  The

6

Committee’s interpretation of the Plan, any Awards granted under the Plan, any Award Certificate and all decisions and determinations by the Committee with respect to the Plan shall be final, binding, and conclusive on all parties.  Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Affiliate, the Company’s or an Affiliate’s independent certified public accountants, Company counsel or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

4.3.           AUTHORITY OF COMMITTEE.  Except as provided in Sections 4.1 and 4.4 hereof or elsewhere in this Plan, the Committee has the exclusive power, authority and discretion to:

(a)	Grant Awards;
(b)	Designate Participants;
(c)	Determine the type or types of Awards to be granted to each Participant;
(d)	Determine the number of Awards to be granted and the number of Shares or dollar amount to which an Award will relate;
(e)	Determine the terms and conditions of any Award granted under the Plan;
(f)	Prescribe the form of each Award Certificate, which need not be identical for each Participant;
(g)	Decide all other matters that must be determined in connection with an Award;
(h)	Establish, adopt or revise any rules, regulations, guidelines or procedures as it may deem necessary or advisable to administer the Plan;
(i)	Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan; and
(j)	Amend the Plan or any Award Certificate as provided herein.

4.4.           AWARD CERTIFICATES.  Each Award shall be evidenced by an Award Certificate.  Each Award Certificate shall include such provisions, not inconsistent with the Plan, as may be specified by the Committee.

ARTICLE 5

SHARES SUBJECT TO THE PLAN

5.1.           NUMBER OF SHARES.  Subject to adjustment as provided in Sections 5.2 and 13.1, the aggregate number of Shares reserved and available for issuance pursuant to Awards granted under the Plan shall be 435,000. The maximum number of Shares that may be issued upon exercise of Incentive Stock Options granted under the Plan shall be 435,000.

5.2.             SHARE COUNTING.  Shares covered by an Award shall be subtracted from the Plan share reserve as of the date of grant, but shall be added back to the Plan share reserve in accordance with this Section 5.2.

(a)           To the extent that an Award is canceled, terminates, expires, is forfeited or lapses for any reason, any unissued or forfeited Shares subject to the Award will again be available for issuance pursuant to Awards granted under the Plan.

7

(b)           Shares subject to Awards settled in cash shall not be available for issuance pursuant to future Awards granted under the Plan.

(c)           Shares withheld from an Award or delivered by a Participant to satisfy minimum tax withholding requirements will again be available for issuance pursuant to Awards granted under the Plan.

(d)           If the exercise price of an Option is satisfied by delivering Shares to the Company (by either actual delivery or attestation), only the number of Shares issued to the Participant in excess of the Shares tendered (by delivery or attestation) shall be considered for purposes of determining the number of Shares remaining available for issuance pursuant to Awards granted under the Plan.

(e)           To the extent that the full number of Shares subject to an Option or SAR is not issued upon exercise of the Option or SAR for any reason, including by reason of net-settlement of the Award, only the number of Shares issued and delivered upon exercise of the Option or SAR (plus any Shares still subject to the Option or SAR in the event of a partial exercise) shall be considered for purposes of determining the number of Shares remaining available for issuance pursuant to Awards granted under the Plan.

(f)           To the extent that the full number of Shares subject to an Award other than an Option or SAR is not issued for any reason, including by reason of failure to achieve maximum performance goals, only the number of Shares issued and delivered shall be considered for purposes of determining the number of Shares remaining available for issuance pursuant to Awards granted under the Plan.

(g)           Substitute Awards granted pursuant to Section 12.10 of the Plan shall not count against the Shares otherwise available for issuance under the Plan under Section 5.1.

5.3.           STOCK DISTRIBUTED.  Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

5.4.           LIMITATION ON AWARDS.  Notwithstanding any provision in the Plan to the contrary (but subject to adjustment as provided in Section 13.1):

(a)           Options.  The maximum aggregate number of Shares subject to Options granted under the Plan in any 12-month period to any one Participant shall be 35,000.

(b)           SARs.  The maximum number of Shares subject to Stock Appreciation Rights granted under the Plan in any 12-month period to any one Participant shall be 35,000.

(c)           Restricted Stock or Restricted Stock Units.  The maximum aggregate number of Shares underlying Awards of Restricted Stock or Restricted Stock Units under the Plan in any 12-month period to any one Participant shall be 25,000.

(d)           Other Stock-Based Awards.  The maximum aggregate grant with respect to Other Stock-Based Awards under the Plan in any 12-month period to any one Participant shall be 25,000 Shares.

8

(e)       Cash-Based Awards. The maximum aggregate amount that may be paid with respect to cash-based Awards under the Plan to any one Participant in any fiscal year of the Company shall be $500,000.

ARTICLE 6

ELIGIBILITY

6.1.           GENERAL.  Awards may be granted only to Eligible Participants.  Incentive Stock Options may be granted only to Eligible Participants who are employees of the Company or a Parent or Subsidiary as defined in Section 424(e) and (f) of the Code.  Eligible Participants who are service providers to an Affiliate may be granted Options or SARs under this Plan only if the Affiliate qualifies as an “eligible issuer of service recipient stock” within the meaning of §1.409A-1(b)(5)(iii)(E) of the final regulations under Code Section 409A.

ARTICLE 7

STOCK OPTIONS

7.1.           GENERAL.  The Committee is authorized to grant Options to Participants on the following terms and conditions:

(a)           EXERCISE PRICE.  The exercise price per Share under an Option shall be determined by the Committee, provided that the exercise price for any Option (other than an Option issued as a substitute Award pursuant to 12.11) shall not be less than the Fair Market Value as of the Grant Date.

(b)           PROHIBITION ON REPRICING.  Except as otherwise provided in Section 13.1, the exercise price of an Option may not be reduced, directly or indirectly by cancellation and re-grant or otherwise, without the prior approval of the shareholders of the Company.

(c)           TIME AND CONDITIONS OF EXERCISE.  The Committee shall determine the time or times at which an Option may be exercised in whole or in part, subject to Section 7.3 hereof. The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised or vested.

(d)           PAYMENT.  The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, Shares, or other property (including “cashless exercise” arrangements), and the methods by which Shares shall be delivered or deemed to be delivered to Participants.

(e)           NO DEFERRAL FEATURE.  No Option shall provide for any feature for the deferral of compensation other than the deferral of recognition of income until the exercise or disposition of the Option.

9

(f)           NO DIVIDEND EQUIVALENTS.  No Option shall provide for Dividend Equivalents.

7.2.           INCENTIVE STOCK OPTIONS.  The terms of any Incentive Stock Options granted under the Plan must comply with the requirements of Section 422 of the Code.  If all of the requirements of Section 422 of the Code are not met, the Option shall automatically become a Nonstatutory Stock Option. All Options issued under the Plan which are designated as Incentive Stock Options will be subject, in addition to the terms detailed elsewhere in this Plan, to those contained in this Section 7.2.

(a)        Amount Limitation. Notwithstanding any contrary provisions contained elsewhere in this Plan and as long as required by Section 422 of the Code, the aggregate Fair Market Value, determined as of the time an Incentive Stock Option is granted, of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year under this Plan, and stock options that satisfy the requirements of Section 422 of the Code under any other stock option plans maintained by the Company (or any parent or Subsidiary), shall not exceed $100,000.

(b)        Limitation on Ten Percent Shareholders. The price at which shares of Common Stock may be purchased upon exercise of an Incentive Stock Option granted to an individual who, at the time such Incentive Stock Option is granted, owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock issued to shareholders of the Company or any Subsidiary, shall be no less than one hundred and ten percent (110%) of the Fair Market Value of a share of the Common Stock of the Company at the time of grant, and such Incentive Stock Option shall by its terms not be exercisable after the earlier of the date determined under Section 8.04 or the expiration of five (5) years from the date such Incentive Stock Option is granted.

(c)       Notice of Disposition; Withholding; Escrow. An Optionee shall immediately notify the Company in writing of any sale, transfer, assignment or other disposition (or action constituting a disqualifying disposition within the meaning of Section 421 of the Code) of any shares of Common Stock acquired through exercise of an Incentive Stock Option, within two (2) years after the grant of such Incentive Stock Option or within one (1) year after the acquisition of such shares, setting forth the date and manner of disposition, the number of shares disposed of and the price at which such shares were disposed of. The Company shall be entitled to withhold from any compensation or other payments then or thereafter due to the Optionee such amounts as may be necessary to satisfy any minimum withholding requirements of federal or state law or regulation and, further, to collect from the Optionee any additional amounts which may be required for such purpose. The Committee may, in its discretion, require shares of Common Stock acquired by an Optionee upon exercise of an Incentive Stock Option to be held in an escrow arrangement for the purpose of enabling compliance with the provisions of this Section 7.2(c).

7.3.	DURATION OF OPTIONS.

(a)       GENERAL RULE. Except as provided in Sections 7.2 and 7.3(b), each Option or portion thereof granted to officers, employees and directors shall be exercisable at any time on or after it vests and becomes exercisable until the earlier of (i) ten (10) years

10

after its date of grant or (ii) six (6) months after the date on which the Optionee ceases to be employed (or in the service of the Board of Directors) by the Company and all Subsidiaries, unless the Board of Directors or the Committee in its discretion decides at the time of grant to extend such period of exercise to a period not exceeding the remainder of the original term of the Options. In the event an Incentive Stock Option is not exercised within 90 days of the effective date of termination of the Optionee’s status as an employee, the tax treatment accorded Incentive Stock Options by the Code may not be available. In addition, the accelerated vesting of Incentive Stock Options provided by Section 7.3(b) may result in all or a portion of such Incentive Stock Options no longer qualifying as Incentive Stock Options.

(b)       EXCEPTION FOR TERMINATION DUE TO DISABILITY, RETIREMENT, CHANGE IN CONTROL OR DEATH. Unless the Board or the Committee shall specifically state otherwise at the time an Option is granted: (i) if an employee or officer terminates his employment with the Company and its Subsidiaries as a result of Disability or Retirement without having fully exercised his Options, the employee or officer shall have the right, during the one (1) year period following his termination due to Disability or Retirement, to exercise such Options, and (ii) if a Non-Employee Director terminates his service as a director (including service as an Advisory Director) with the Company and its Subsidiaries as a result of Disability or Retirement without having fully exercised his Options, the Non-Employee Director shall have the right, during the one (1) year period following his termination due to Disability or Retirement, to exercise such Options.

Subject to the provisions of Article 14 hereof, unless the Board or the Committee shall specifically state otherwise at the time an Option is granted, if an employee, officer or Non-Employee Director terminates his employment or service with the Company and its Subsidiaries following a Change in Control without having fully exercised his Options, the Optionee shall have the right to exercise such Options during the remainder of the original ten (10) year term (five-year term for options subject to Section 7.2(b)) of the Option from the date of grant.

If an Optionee dies while in the employ or service of the Company or a Subsidiary or terminates employment or service with the Company and its Subsidiaries as a result of Disability or Retirement and dies without having fully exercised his Options, the executors, administrators, legatees or distributees of his estate shall have the right, during the one (1) year period following his death, to exercise such Options.

In no event, however, shall any Option be exercisable beyond the earlier of (i) ten (10) years from the date it was granted, or (ii) with respect to incentive stock options subject to Section 7.2(b), the original expiration date of the Option.

ARTICLE 8

STOCK APPRECIATION RIGHTS

8.1.           GRANT OF STOCK APPRECIATION RIGHTS.  The Committee is authorized to grant Stock Appreciation Rights to Participants on the following terms and conditions:

11

(a)           RIGHT TO PAYMENT.  Upon the exercise of a SAR, the Participant to whom it is granted has the right to receive, for each Share with respect to which the SAR is being exercised, the excess, if any, of:

(1)             The Fair Market Value of one Share on the date of exercise; over

(2)             The base price of the SAR as determined by the Committee, which shall not be less than the Fair Market Value of one Share on the Grant Date.

(b)           PROHIBITION ON REPRICING.  Except as otherwise provided in Section 13.1, the base price of a SAR may not be reduced, directly or indirectly by cancellation and regrant or otherwise, without the prior approval of the shareholders of the Company.

(c)           NO DEFERRAL FEATURE.  No SAR shall provide for any feature for the deferral of compensation other than the deferral of recognition of income until the exercise or disposition of the SAR.

(d)           NO DIVIDEND EQUIVALENTS.  No SAR shall provide for Dividend Equivalents.

(e)           OTHER TERMS.  All SARs shall be evidenced by an Award Certificate.  Subject to the limitations of this Article 8, the terms, methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions of any SAR shall be determined by the Committee at the time of the grant of the Award and shall be reflected in the Award Certificate.

8.2.	DURATION OF STOCK APPRECIATION RIGHTS.

(a)       GENERAL RULE. Except as provided in Section 8.2(b), each Stock Appreciation Right or portion thereof granted to officers, employees and directors shall be exercisable at any time on or after it vests and becomes exercisable until the earlier of (i) ten (10) years after its date of grant or (ii) six (6) months after the date on which the holder thereof ceases to be employed (or in the service of the Board of Directors) by the Company and all Subsidiaries, unless the Board of Directors or the Committee in its discretion decides at the time of grant to extend such period of exercise to a period not exceeding the remainder of the original term of the Stock Appreciation Right.

(b)       EXCEPTION FOR TERMINATION DUE TO DISABILITY, RETIREMENT, CHANGE IN CONTROL OR DEATH. Unless the Board or the Committee shall specifically state otherwise at the time a Stock Appreciation Right is granted: (i) if an employee or officer terminates his employment with the Company and its Subsidiaries as a result of Disability or Retirement without having fully exercised his Stock Appreciation Rights, the employee or officer shall have the right, during the one (1) year period following his termination due to Disability or Retirement, to exercise such Stock Appreciation Rights, and (ii) if a Non-Employee Director terminates his service as a director (including service as an Advisory Director) with the Company and its Subsidiaries as a result of Disability or Retirement without having fully exercised his Stock Appreciation Rights, the Non-Employee Director shall have the right, during the one (1)

12

year period following his termination due to Disability or Retirement, to exercise such Stock Appreciation Rights.

Subject to the provisions of Article 13 hereof, unless the Board or the Committee shall specifically state otherwise at the time a Stock Appreciation Right is granted, if an employee, officer or Non-Employee Director terminates his employment or service with the Company and its Subsidiaries following a Change in Control without having fully exercised his Stock Appreciation Rights, the Participant shall have the right to exercise such Stock Appreciation rights during the remainder of the original ten (10) year term of the Stock Appreciation Right from the date of grant.

If a Participant dies while in the employ or service of the Company or a Subsidiary or terminates employment or service with the Company and its Subsidiaries as a result of Disability or Retirement and dies without having fully exercised his Stock Appreciation Rights, the executors, administrators, legatees or distributees of his estate shall have the right, during the one (1) year period following his death, to exercise such Stock Appreciation Rights.

In no event, however, shall any Stock Appreciation Right be exercisable beyond ten (10) years from the date it was granted.

ARTICLE 9

RESTRICTED STOCK, RESTRICTED STOCK UNITS

AND DEFERRED STOCK UNITS

9.1.           GRANT OF RESTRICTED STOCK, RESTRICTED STOCK UNITS AND DEFERRED STOCK UNITS.  The Committee is authorized to make Awards of Restricted Stock, Restricted Stock Units or Deferred Stock Units to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee.  An Award of Restricted Stock, Restricted Stock Units or Deferred Stock Units shall be evidenced by an Award Certificate setting forth the terms, conditions, and restrictions applicable to the Award. The terms of any Deferred Stock Units, including the provisions governing any voluntary deferral or payment elections by a Participant, shall be governed by a written plan, program or arrangement that satisfies all of the requirements of Section 409A of the Code, which may necessitate the adoption of a separate deferred compensation plan by the Company.

9.2.           ISSUANCE AND RESTRICTIONS.  Restricted Stock, Restricted Stock Units or Deferred Stock Units shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock).  These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or otherwise, as the Committee determines at the time of the grant of the Award or thereafter.  Except as otherwise provided in an Award Certificate or any special Plan document governing an Award, the Participant shall have all of the rights of a shareholder with respect to the Restricted Stock, and the Participant shall have none of the rights of a stockholder with respect to Restricted Stock Units or Deferred Stock Units until such time as Shares of Stock are paid in settlement of the Restricted Stock Units or Deferred Stock Units.  Unless otherwise provided in the applicable Award Certificate, Awards of Restricted Stock will be entitled to full dividend rights and any dividends paid thereon will be paid or distributed to

13

the holder no later than the end of the calendar year in which the dividends are paid to shareholders or, if later, the 15th day of the third month following the date the dividends are paid to shareholders.

9.3.           FORFEITURE.  Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of Continuous Status as a Participant during the applicable restriction period or upon failure to satisfy a performance goal during the applicable restriction period, Restricted Stock or Restricted Stock Units that are at that time subject to restrictions shall be forfeited.

9.4.           DELIVERY OF RESTRICTED STOCK.  Shares of Restricted Stock shall be delivered to the Participant at the time of grant either by book-entry registration or by delivering to the Participant, or a custodian or escrow agent (including, without limitation, the Company or one or more of its employees) designated by the Committee, a stock certificate or certificates registered in the name of the Participant.  If physical certificates representing shares of Restricted Stock are registered in the name of the Participant, such certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

ARTICLE 10

DIVIDEND EQUIVALENTS

10.1.           GRANT OF DIVIDEND EQUIVALENTS.  The Committee is authorized to grant Dividend Equivalents with respect to Full Value Awards granted hereunder, subject to such terms and conditions as may be selected by the Committee.  Dividend Equivalents shall entitle the Participant to receive payments equal to dividends with respect to all or a portion of the number of Shares subject to a Full Value Award, as determined by the Committee.  The Committee may provide that Dividend Equivalents be paid or distributed when accrued or be deemed to have been reinvested in additional Shares, or otherwise reinvested.   Unless otherwise provided in the applicable Award Certificate, Dividend Equivalents will be paid or distributed no later than the 15th day of the 3rd month following the later of (i) the calendar year in which the corresponding dividends were paid to shareholders, or (ii) the first calendar year in which the Participant’s right to such Dividends Equivalents is no longer subject to a substantial risk of forfeiture.

ARTICLE 11

STOCK OR OTHER STOCK-BASED AWARDS

11.1.           GRANT OF STOCK OR OTHER STOCK-BASED AWARDS.  The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to Shares, as deemed by the Committee to be consistent with the purposes of the Plan, including without limitation Shares awarded purely as a “bonus” and not subject to any restrictions or conditions, and Awards valued by reference to book value of Shares or the value of securities of or the performance of specified Parents or Subsidiaries.  The Committee shall determine the terms and conditions of such Awards.

14

ARTICLE 12

PROVISIONS APPLICABLE TO AWARDS

12.1.           TERM OF AWARD.  The term of each Award shall be for the period as determined by the Committee, provided that in no event shall the term of any Option or Stock Appreciation Right exceed a period of ten years from its Grant Date.

12.2.          FORM OF PAYMENT FOR AWARDS.  At the discretion of the Committee, payment of Awards may be made in cash, Stock or a combination of cash and Stock as the Committee shall determine.  In addition, payment of Awards may include such terms, conditions, restrictions and/or limitations, if any, as the Committee deems appropriate, including, in the case of Awards paid in the form of Stock, restrictions on transfer and forfeiture provisions.  Further, payment of Awards may be made in the form of a lump sum, or in installments, as determined by the Committee.

12.3.           LIMITS ON TRANSFER.  No right or interest of a Participant in any unexercised or restricted Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or an Affiliate, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or an Affiliate.  No unexercised or restricted Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution or, except in the case of an Incentive Stock Option, pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if such Section applied to an Award under the Plan; provided, however, that the Committee may (but need not) permit other transfers (other than transfers for value) where the Committee concludes that such transferability (i) does not result in accelerated taxation, (ii) does not cause any Option intended to be an Incentive Stock Option to fail to be described in Code Section 422(b), and (iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, state or federal tax or securities laws applicable to transferable Awards.

12.4.           BENEFICIARIES.  Notwithstanding Section 12.3, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death.  A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Certificate applicable to the Participant, except to the extent the Plan and Award Certificate otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee.  If no beneficiary has been designated or survives the Participant, payment shall be made to the Participant’s estate.  Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

12.5.           STOCK TRADING RESTRICTIONS.  All Stock issuable under the Plan is subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded.  The Committee may place legends on any Stock certificate or issue instructions to the transfer agent to reference restrictions applicable to the Stock.

12.6.           ACCELERATION UPON DEATH OR DISABILITY.  Except as otherwise provided in the Award Certificate or any special Plan document governing an Award, upon the termination of a person’s Continuous Status as a Participant by reason of death or Disability:

15

(a)                   all of that Participant’s outstanding Options and SARs shall become fully exercisable, and shall thereafter remain exercisable for a period of one (1) year or until the earlier expiration of the original term of the Option or SAR;

(b)                  all time-based vesting restrictions on that Participant’s outstanding Awards shall lapse as of the date of termination; and

(c)                   the payout opportunities attainable under all of that Participant’s outstanding performance-based Awards shall be deemed to have been fully earned as of the date of termination as follows:

a.	if the date of termination occurs during the first half of the applicable performance period, all relevant performance goals will be deemed to have been achieved at the “target” level, and

b.	if the date of termination occurs during the second half of the applicable performance period, the actual level of achievement of all relevant performance goals against target will be measured as of the end of the calendar quarter immediately preceding the date of termination, and

c.	in either such case, there shall be a prorata payout to the Participant or his or her estate within sixty (60) days following the date of termination (unless a later date is required by Section 15.3 hereof), based upon the length of time within the performance period that has elapsed prior to the date of termination.

To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Code Section 422(d), the excess Options shall be deemed to be Nonstatutory Stock Options.

12.7.           EFFECT OF A CHANGE IN CONTROL.  The provisions of this Section 13.7 shall apply in the case of a Change in Control, unless otherwise provided in the Award Certificate or any special Plan document or separate agreement with a Participant governing an Award. Upon the occurrence of a Change in Control, (i) outstanding Options, SARs, and other Awards in the nature of rights that may be exercised shall become fully exercisable, (ii) time-based vesting restrictions on outstanding Awards shall lapse, and (iii) the target payout opportunities attainable under outstanding performance-based Awards shall be deemed to have been fully earned as of the effective date of the Change in Control based upon (A) an assumed achievement of all relevant performance goals at the “target” level if the Change in Control occurs during the first half of the applicable performance period, or (B) the actual level of achievement of all relevant performance goals against target measured as of the date of the Change in Control, if the Change in Control occurs during the second half of the applicable performance period, and, in either such case, subject to Section 16.3, there shall be a prorata payout to Participants within sixty (60) days following the Change in Control (unless a later date is required by Section 16.3 hereof), based upon the length of time within the performance period that has elapsed prior to the Change in Control.  Any Awards shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Certificate.  To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Code Section 422(d), the excess Options shall be deemed to be Nonstatutory Stock Options. Notwithstanding any provision to the contrary herein, the term of any Option

16

granted hereunder and the property which the Optionee shall receive upon the exercise or termination thereof shall be subject to and be governed by the provisions regarding the treatment of any such Options set forth in the definitive agreement entered into by the Company with respect to a Change in Control to the extent such Options remain outstanding and unexercised upon consummation of the transactions contemplated by such definitive agreement.

12.8.           FORFEITURE EVENTS.  The Committee may specify in an Award Certificate that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events shall include, but shall not be limited to, termination of employment or service for Cause, violation of material Company or Affiliate policies, breach of noncompetition, confidentiality or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company or any Affiliate.

12.9.       SUBSTITUTE AWARDS.  The Committee may grant Awards under the Plan in substitution for stock and stock-based awards held by employees of another entity who become employees of the Company or an Affiliate as a result of a merger or consolidation of the former employing entity with the Company or an Affiliate or the acquisition by the Company or an Affiliate of property or stock of the former employing corporation.  The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

ARTICLE 13

CHANGES IN CAPITAL STRUCTURE

13.1.           MANDATORY ADJUSTMENTS.  In the event of a nonreciprocal transaction between the Company and its stockholders that causes the per-share value of the Stock to change (including, without limitation, any stock dividend, stock split, spin-off or large nonrecurring cash dividend), the authorization limits under Sections 5.1 and 5.4 shall be adjusted proportionately, and the Committee shall make such adjustments to the Plan and Awards as it deems necessary, in its sole discretion, to prevent dilution or enlargement of rights immediately resulting from such transaction.  Action by the Committee may include: (i) adjustment of the number and kind of shares that may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding Awards; (iii) adjustment of the exercise price of outstanding Awards or the measure to be used to determine the amount of the benefit payable on an Award; and (iv) any other adjustments that the Committee determines to be equitable; provided that in each case the number of shares or other securities subject to the substituted or assumed stock option or stock appreciation right and the exercise price thereof shall be determined in a manner that satisfies the requirements of Treas. Reg. Section 1.424-1 so that the substituted or assumed option is not deemed to be a modification of the outstanding Options or Stock Appreciation Rights. Notwithstanding the foregoing, the Committee shall not make any adjustments to outstanding Options or SARs that would constitute a modification or substitution of the stock right under Treas. Reg. Section 1.409A-1(b)(5)(v) that would be treated as the grant of a new stock right or change in the form of payment for purposes of Code Section 409A.  Without limiting the foregoing, in the event of a subdivision of the outstanding Stock (stock-split), a declaration of a dividend payable in Shares, or a combination or consolidation of the outstanding Stock into a lesser number of Shares, the authorization limits under Sections 5.1 and 5.4 shall automatically be adjusted proportionately, and the Shares then subject to

17

each Award and any applicable per share exercise price shall automatically, without the necessity for any additional action by the Committee, be adjusted proportionately without any change in the aggregate purchase price therefore.

13.2           DISCRETIONARY ADJUSTMENTS.  Upon the occurrence or in anticipation of any corporate event or transaction involving the Company (including, without limitation, any merger, reorganization, recapitalization, combination or exchange of shares, or any transaction described in Section 13.1), the Committee may, in its sole discretion, provide (i) that Awards will be settled in cash rather than Stock, (ii) that Awards will become immediately vested and exercisable and will expire after a designated period of time to the extent not then exercised, (iii) that Awards will be assumed by another party to a transaction or otherwise be equitably converted or substituted in connection with such transaction, (iv) that outstanding Awards may be settled by payment in cash or cash equivalents equal to the excess of the Fair Market Value of the underlying Stock, as of a specified date associated with the transaction, over the exercise price of the Award, (v) that performance targets and performance periods for Performance Awards will be modified, or (vi) any combination of the foregoing.  The Committee’s determination need not be uniform and may be different for different Participants whether or not such Participants are similarly situated.

13.3           GENERAL.  Any discretionary adjustments made pursuant to this Article 13 shall be subject to the provisions of Section 14.2.  To the extent that any adjustments made pursuant to this Article 13 cause Incentive Stock Options to cease to qualify as Incentive Stock Options, such Options shall be deemed to be Nonstatutory Stock Options.

ARTICLE 14

AMENDMENT, MODIFICATION AND TERMINATION

14.1.           AMENDMENT, MODIFICATION AND TERMINATION.  The Board or the Committee may, at any time and from time to time, amend, modify or terminate the Plan without stockholder approval; provided, however, that if an amendment to the Plan would, in the reasonable opinion of the Board or the Committee, either (i) materially increase the number of Shares available under the Plan, (ii) expand the types of awards under the Plan, (iii) materially expand the class of participants eligible to participate in the Plan, (iv) materially extend the term of the Plan, or (v) otherwise constitute a material change requiring stockholder approval under applicable laws, policies or regulations or the applicable listing or other requirements of an Exchange, then such amendment shall be subject to stockholder approval; and provided, further, that the Board or Committee may condition any other amendment or modification on the approval of stockholders of the Company for any reason, including by reason of such approval being necessary or deemed advisable (i) to comply with the listing or other requirements of an Exchange, or (ii) to satisfy any other tax, securities or other applicable laws, policies or regulations.

14.2.           AWARDS PREVIOUSLY GRANTED.  At any time and from time to time, the Committee may amend, modify or terminate any outstanding Award without approval of the Participant; provided, however:

(a)           Subject to the terms of the applicable Award Certificate, such amendment, modification or termination shall not, without the Participant’s consent, reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment or termination (with the per-share value of an Option or SAR for this purpose being calculated as the excess,

18

if any, of the Fair Market Value as of the date of such amendment or termination over the exercise or base price of such Award);

(b)           The original term of an Option or SAR may not be extended without the prior approval of the stockholders of the Company;

(c)           Except as otherwise provided in Section 13.1, the exercise price of an Option or SAR may not be reduced, directly or indirectly, without the prior approval of the stockholders of the Company; and

(d)           No termination, amendment, or modification of the Plan shall adversely affect any Award previously granted under the Plan, without the written consent of the Participant affected thereby.  An outstanding Award shall not be deemed to be “adversely affected” by a Plan amendment if such amendment would not reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment (with the per-share value of an Option or SAR for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment over the exercise or base price of such Award).

14.3.           COMPLIANCE AMENDMENTS.  Notwithstanding anything in the Plan or in any Award Certificate to the contrary, the Board may amend the Plan or an Award Certificate, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming the Plan or Award Certificate to any present or future law relating to plans of this or similar nature (including, but not limited to, Section 409A of the Code), and to the administrative regulations and rulings promulgated thereunder.  By accepting an Award under this Plan, a Participant agrees to any amendment made pursuant to this Section 14.3 to any Award granted under the Plan without further consideration or action.

ARTICLE 15

GENERAL PROVISIONS

15.1.           RIGHTS OF PARTICIPANTS.

(a)           No Participant or any Eligible Participant shall have any claim to be granted any Award under the Plan.  Neither the Company, its Affiliates nor the Committee is obligated to treat Participants or Eligible Participants uniformly, and determinations made under the Plan may be made by the Committee selectively among Eligible Participants who receive, or are eligible to receive, Awards (whether or not such Eligible Participants are similarly situated).

(b)           Nothing in the Plan, any Award Certificate or any other document or statement made with respect to the Plan shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any Participant’s employment or status as an officer, or any Participant’s service as a director, at any time, nor confer upon any Participant any right to continue as an employee, officer or director of the Company or any Affiliate, whether for the duration of a Participant’s Award or otherwise.

(c)           Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the Company or any Affiliate and, accordingly,

19

subject to Article 15, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to any liability on the part of the Company or any of its Affiliates.

(d)           No Award gives a Participant any of the rights of a shareholder of the Company unless and until Shares are in fact issued to such person in connection with such Award.

15.2.           WITHHOLDING.  The Company or any Affiliate shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the Plan.  With respect to withholding required upon any taxable event under the Plan, the Committee may, at the time the Award is granted or thereafter, require or permit that any such withholding requirement be satisfied, in whole or in part, by withholding from the Award Shares having a Fair Market Value on the date of withholding equal to the minimum amount (and not any greater amount) required to be withheld for tax purposes, all in accordance with such procedures as the Committee establishes.  All such elections shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

15.3.           SPECIAL PROVISIONS RELATED TO SECTION 409A OF THE CODE.

(a)           General. It is intended that the payments and benefits provided under the Plan and any Award shall either be exempt from the application of, or comply with, the requirements of Section 409A of the Code.  The Plan and all Award Certificates shall be construed in a manner that effects such intent.  Nevertheless, the tax treatment of the benefits provided under the Plan or any Award is not warranted or guaranteed.  Neither the Company, its Affiliates nor their respective directors, officers, employees or advisers (other than in their individual capacity as a Participant) shall be held liable for any taxes, interest, penalties or other monetary amounts owed by any Participant or other taxpayer as a result of the Plan or any Award.

(b)           Definitional Restrictions. Notwithstanding anything in the Plan or in any Award Certificate to the contrary, to the extent that any amount or benefit that would constitute non-exempt “deferred compensation” for purposes of Section 409A of the Code would otherwise be payable or distributable, or a different form of payment (e.g., lump sum or installment) would be effected, under the Plan or any Award Certificate by reason of the occurrence of a Change in Control, or the Participant’s Disability or separation from service, such amount or benefit will not be payable or distributable to the Participant, and/or such different form of payment will not be effected, by reason of such circumstance unless the circumstances giving rise to such Change in Control, Disability or separation from service meet any description or definition of “change in control event”, “disability” or “separation from service”, as the case may be, in Section 409A of the Code and applicable regulations (without giving effect to any elective provisions that may be available under such definition).  If this provision prevents the payment or distribution of any amount or benefit, such payment or distribution shall be made on the next earliest payment or distribution date or event specified in the Award Certificate that is permissible under Section 409A.  If this provision prevents the application of a different form of payment of any amount or benefit, such payment shall be made in the same form as would have applied absent such designated event or circumstance.

20

(c)           Allocation among Possible Exemptions. If any one or more Awards granted under the Plan to a Participant could qualify for any separation pay exemption described in Treas. Reg. Section 1.409A-1(b)(9), but such Awards in the aggregate exceed the dollar limit permitted for the separation pay exemptions, the Company (acting through the Committee or the Head of Human Resources) shall determine which Awards or portions thereof, if any, will be subject to such exemptions.

(d)           Six-Month Delay in Certain Circumstances. Notwithstanding anything in the Plan or in any Award Certificate to the contrary, if any amount or benefit that would constitute non-exempt “deferred compensation” for purposes of Section 409A of the Code would otherwise be payable or distributable under this Plan or any Award Certificate by reason of a Participant’s separation from service during a period in which the Participant is a Specified Employee (as defined below), then, subject to any permissible acceleration of payment by the Committee under Treas. Reg. Section 1.409A-3(j)(4)(ii) (domestic relations order), (j)(4)(iii) (conflicts of interest), or (j)(4)(vi) (payment of employment taxes):

(i) the amount of such non-exempt deferred compensation that would otherwise be payable during the six-month period immediately following the Participant’s separation from service will be accumulated through and paid or provided on the first day of the seventh month following the Participant’s separation from service (or, if the Participant dies during such period, within 30 days after the Participant's death) (in either case, the “Required Delay Period”); and

(ii) the normal payment or distribution schedule for any remaining payments or distributions will resume at the end of the Required Delay Period.

For purposes of this Plan, the term “Specified Employee” has the meaning given such term in Code Section 409A and the final regulations thereunder, provided, however, that, as permitted in such final regulations, the Company’s Specified Employees and its application of the six-month delay rule of Code Section 409A(a)(2)(B)(i) shall be determined in accordance with rules adopted by the Board or any committee of the Board, which shall be applied consistently with respect to all nonqualified deferred compensation arrangements of the Company, including this Plan.

15.4.           UNFUNDED STATUS OF AWARDS.  The Plan is intended to be an “unfunded” plan for incentive and deferred compensation.  With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Certificate shall give the Participant any rights that are greater than those of a general creditor of the Company or any Affiliate.  This Plan is not intended to be subject to ERISA.

15.5.           RELATIONSHIP TO OTHER BENEFITS.  No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the Company or any Affiliate unless provided otherwise in such other plan.

15.6.           EXPENSES.  The expenses of administering the Plan shall be borne by the Company and its Affiliates.

21

15.7.           TITLES AND HEADINGS.  The titles and headings of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

15.8.           GENDER AND NUMBER.  Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular and the singular shall include the plural.

15.9.           FRACTIONAL SHARES.  No fractional Shares shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding up or down or accumulated and paid at a later date.

15.10.         GOVERNMENT AND OTHER REGULATIONS.

(a)           Notwithstanding any other provision of the Plan, no Participant who acquires Shares pursuant to the Plan may, during any period of time that such Participant is an affiliate of the Company (within the meaning of the rules and regulations of the Securities and Exchange Commission under the 1933 Act), sell such Shares, unless such offer and sale is made (i) pursuant to an effective registration statement under the 1933 Act, which is current and includes the Shares to be sold, or (ii) pursuant to an appropriate exemption from the registration requirement of the 1933 Act, such as that set forth in Rule 144 promulgated under the 1933 Act.

(b)           Notwithstanding any other provision of the Plan, if at any time the Committee shall determine that the registration, listing or qualification of the Shares covered by an Award upon any Exchange or under any foreign, federal, state or local law or practice, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the purchase or receipt of Shares thereunder, no Shares may be purchased, delivered or received pursuant to such Award unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Committee.  Any Participant receiving or purchasing Shares pursuant to an Award shall make such representations and agreements and furnish such information as the Committee may request to assure compliance with the foregoing or any other applicable legal requirements.  The Company shall not be required to issue or deliver any certificate or certificates for Shares under the Plan prior to the Committee’s determination that all related requirements have been fulfilled.  The Company shall in no event be obligated to register any securities pursuant to the 1933 Act or applicable state or foreign law or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulation or requirement.

15.11.          GOVERNING LAW.  To the extent not governed by federal law, the Plan and all Award Certificates shall be construed in accordance with and governed by the laws of the State of Louisiana.

15.12.          ADDITIONAL PROVISIONS.  Each Award Certificate may contain such other terms and conditions as the Committee may determine, provided that such other terms and conditions are not inconsistent with the provisions of the Plan.

22

15.13.          NO LIMITATIONS ON RIGHTS OF COMPANY.  The grant of any Award shall not in any way affect the right or power of the Company to make adjustments, reclassifications or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.  The Plan shall not restrict the authority of the Company, for proper corporate purposes, to draft or assume awards, other than under the Plan, to or with respect to any person.  If the Committee so directs, the Company may issue or transfer Shares to an Affiliate, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Affiliate will transfer such Shares to a Participant in accordance with the terms of an Award granted to such Participant and specified by the Committee pursuant to the provisions of the Plan.

15.14.         INDEMNIFICATION.  Each person who is or shall have been a member of the Committee, or of the Board, or an officer of the Company to whom authority was delegated in accordance with Article 4 shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability or expense is a result of his or her own willful misconduct or except as expressly provided by statute.  The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

The foregoing is hereby acknowledged as being the Home Bancorp, Inc. 2021 Equity Incentive Plan as adopted by the Board on February 22, 2021, which shall be submitted to the shareholders of the Company at the Company’s 2021 annual meeting of shareholders.

HOME BANCORP, INC.

By:    /s/ John W. Bordelon

John W. Bordelon

Its:    Chairman of the Board, President and Chief Executive Officer

23

Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Votes submitted electronically must be received by 1:00 a.m., Central Time, on May 5, 2021. Online Go to www.envisionreports.com/HBCP or scan the QR code — login details are located in the shaded bar below. Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/HBCP Annual Meeting Proxy Card q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q A Proposals — The Board recommends a vote FOR all the nominees listed and FOR Proposal 2 and FOR Proposal 3. For Withhold For Withhold For Withhold + 1. Election of two directors for a three-year term and election of one director for a one-year term: 01 - John W. Bordelon - 3 YEAR TERM 02 - John A. Hendry – 3 YEAR TERM 03 - Ann Forte Trappey – 1 YEAR TERM 2. Proposal to approve the Home Bancorp, Inc. 2021 Equity Incentive Plan For Against Abstain 3. Proposal to ratify the appointment of Wipfli, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021 For Against Abstain B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below By signing below, you acknowledge receipt of the notice of the 2021 Annual Meeting of Shareholders and Proxy Statement for the Annual Meeting. Please sign exactly as name(s) appears hereon. When shares are held jointly, only one holder needs to sign. When signing as attorney, executor, administrator, trustee, guardian, or custodian, please give full title. If the signer is a corporation, please sign full corporate name by duly authorized officer. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. 03F8LB 3 2 D V + Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/HBCP q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proxy — Home Bancorp, Inc. - 2021 Annual Meeting of Shareholders + The Petroleum Club of Lafayette 111 Heymann Boulevard, Lafayette, LA Proxy Solicited by the Board of Directors for Annual Meeting – May 5, 2021 The Board of Directors, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Home Bancorp, Inc. to be held on Wednesday, May 5, 2021 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted as specified by the stockholder. If you sign and return this card without specifying how it is to be voted, the Proxies will have authority to vote FOR all nominees and FOR Proposal 2 and FOR Proposal 3. This Proxy may be revoked at any time before it is exercised. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side.) C Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below. Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting. +

24

25